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                                                                    EXHIBIT 10.1


                     LICENSE AND OEM MANUFACTURING AGREEMENT

         This License and OEM Manufacturing Agreement (the "Agreement") is made and effective as of this 1st day of July, 2002, by and among EchoStar Satellite Corporation ("ESC"), having a place of business at 5701 S. Santa Fe Drive, Littleton, Colorado 80120, EchoStar Technologies Corporation ("ETC"), having a place of business at 90 Inverness Circle East, Englewood, Colorado 80112, and Thomson multimedia Inc. ("Licensee"), having a place of business at 10330 North Meridian Street, Indianapolis, Indiana 46290.

                                  INTRODUCTION

         This Agreement confirms the terms and conditions upon which: (i) Licensee shall manufacture and sell (under license from ETC) Licensee Receivers to Licensee Retailers, (ii) Licensee shall manufacture and sell (under license from ETC) ETC Receivers to ETC, and (iii) ETC shall manufacture and sell OEM Receivers to Licensee.

1.       DEFINITIONS

         In addition to any other defined terms in this Agreement and except as otherwise expressly provided for in this Agreement, the following terms shall have the following meanings:

         1.1 "Accessories" means a remote control, antenna, LNB, feedarm and related components, as such components may change from time to time in ETC's sole judgment.

         1.2 "Activate" means the authorization of a Smart Card to permit a Receiver to access DISH Network programming.

         1.3 "Additional Revenue Receivers" shall have the meaning ascribed to that term in Section 1.20 below.

         1.4 "Affiliate" shall mean, with respect to a party, any person or entity directly or indirectly controlling, controlled by, or under common control with such party.

         1.5 "Business Rule" means any term, requirement, condition, condition precedent, process or procedure associated with a Promotional Program or otherwise identified as a Business Rule associated with a Promotional Program by ESC, which is communicated to Licensee by ESC or any Affiliate of ESC. ESC reserves the right, in its sole discretion, to modify any Business Rule at any time by providing Licensee with ***.




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redacting a portion of the text. Copies of the exhibit containing the redacted
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subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.
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         1.6 "Certificate Program" means any Promotional Program offered by ESC wherein (i) Licensee purchases a serialized certificate (a "Promotional Certificate") from ESC or an Affiliate of ESC for resale directly to a Licensee Retailer, (ii) the Licensee Retailer purchases the Promotional Certificate from Licensee for resale directly to an end-user, and (iii) the Promotional Certificate, among other things, entitles the end-user to a Receiver (or the use of a Receiver, if the program involves leasing the Receiver to the end-user) and installation of the Receiver.

         1.7 "DBS" shall mean direct broadcast satellite.

         1.8 "Design Review" shall mean a review conducted between ETC and Licensee to establish whether Licensee's implementation of the Licensee Receiver complies with the ETC Receiver Specifications.

         1.9 "DISH Network" shall mean the DBS network owned and operated in the United States by ESC and its Affiliates.

         1.10 "EchoStar Parties" shall mean ETC and ESC.

         1.11 "Eligible Programming" means the then-current DISH Network programming packages for which ESC pays a monthly incentive to its retailers generally, which programming packages may change at any time and from time to time in the sole judgment of ESC.

         1.12 "ETC Marks" shall mean trademarks, service marks and trade names owned by ETC and/or its Affiliates or for which ETC and/or its Affiliates have the right to grant a sublicense.

         1.13 "ETC Receiver Specifications" shall mean those specifications defining DISH Network broadcast reception requirements, Receiver performance requirements, Receiver mechanical configuration, and other Receiver form, fit, look, feel and function as specified by ETC from time to time.

         1.14 "ETC Receivers" shall mean Receivers that are manufactured in strict conformance with the ETC Receiver Specifications by Licensee or on behalf of Licensee by *** and branded with such trademarks as ETC may designate from time to time in its sole judgment,

         1.15 "ETC Technology" shall have the meaning ascribed to that term in
Section 2.1 below.

         1.16 "Integrated Receivers" shall have the meaning ascribed to that term in Section 1.20 below.




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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.
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         1.17 "License" shall have the meaning ascribed to that term in Section
2.2.1 below.

         1.18 "License Fee" shall have the meaning ascribed to that term in
Section 2.5 below.

         1.19 "Licensed Technology" shall have the meaning ascribed to that term in Section 2.2.1 below.

         1.20 "Licensee Receivers" shall mean Receivers that are manufactured in strict conformance with the ETC Receiver Specification by Licensee or on behalf of Licensee by ***. Licensee shall be entitled to apply Licensee branding to Licensee Receivers in accordance with ETC's trademark usage guidelines, the current version of which is attached hereto as Exhibit A, as such guidelines may change from time to time in ETC's sole judgment upon written notice to Licensee, provided that Licensee shall have a commercially reasonable period of time to implement changes to such guidelines. Licensee Receivers shall specifically include Receivers that are combined with or incorporated into another product, i.e., a television or VCR, ("Integrated Receivers"), but shall specifically exclude Receivers that are combined with or incorporated into another product that has the independent potential to generate subscription revenues or other additional revenue streams from end users ("Additional Revenue Receivers").

         1.21 "Licensee Retailer" shall have the meaning ascribed to that term in Section 4.1 below.

         1.22 "ODU" shall mean the outdoor unit satellite reception device used in conjunction with a Receiver to obtain DISH Network programming.

         1.23 "Optional Accessories" shall mean accessories (other than Accessories) that are of subordinate importance to a Licensee Receiver or OEM Receiver and are not essential to the use of a Licensee Receiver or OEM Receiver, but rather are supplementary and serve the purpose of merely adding to the convenience or effectiveness of a Licensee Receiver or OEM Receiver, such as replacement remote controls, cables, off-air antennas, replacement LNBs, surge protectors and telephone line extenders. For the avoidance of doubt, nothing set forth herein is intended or shall be construed as granting Licensee any rights whatsoever to affix any ETC Marks on, or to incorporate any ETC Technology into, any Optional Accessories.

         1.24 "OEM Receivers" shall have the meaning ascribed to that term in
Section 3.1 below.



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subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.
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         1.25 "Other Manufacturer" shall have the meaning ascribed to that term in Section 2.11 below

         1.26 "contractor" shall have the meaning ascribed to that term in
Section 2.4.4 below.

         1.27 "Primary Receiver" shall mean the first Receiver to be Activated on a new Subscriber Account.

         1.28 "Promotional Program" means: (i) a promotional offer presented to Licensee by ESC, which Licensee may present to Licensee Retailers and Licensee Retailers may in turn present to end users in connection with such Licensee Retailer's promotion and solicitation of orders for DISH Network programming;
(ii) the incentives that Licensee may receive in connection with such promotional offer; and (iii) the Business Rules setting forth the details (including restrictions) governing the promotional offer and corresponding incentives. ESC reserves the right to discontinue any Promotional Program at any time and from time to time in its sole discretion upon notice to Licensee.

         1.29 "Qualifying Residential Subscriber" means an individual at a Residential Location who orders DISH Network programming from ESC for reception in connection with an OEM Receiver or Licensee Receiver, as the case may be, who pays all programming and other charges to ESC and its Affiliates in full during the applicable chargeback period described in Section 1.38 below, and who has never received any video programming services from ESC or any of its Affiliates. A Qualifying Residential Subscriber shall not include any individual who would otherwise qualify, but whose equipment ESC, in its sole judgment, declines to Activate.

         1.30 "Receiver" shall mean a digital DBS receiver that: (i) is a stand-alone set top box or integrated with another consumer electronics device in a set top box configuration; (ii) is solely compatible with DISH Network, unless the cause for compatibility beyond DISH Network originates solely from
(a) compliance with the ETC Receiver Specifications, and/or (b) incorporation of ETC Technology, and/or (c) third party intervention (e.g., hacking of DISH Network's conditional access system) absent negligence on Licensee's part; and
(iii) is intended for resale solely in the Territory.

         1.31 "Residential Location" means a single family residential dwelling (i.e., single family houses, apartments, condominiums or other dwellings used primarily for residential purposes), located in the Territory; provided, however, in no case shall any satellite master antenna television system or private cable system in a residential multiple dwelling unit or any similar programming reception system (i.e., dormitories, etc.) be considered a Residential Location. ESC shall have the right to determine, in its




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subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.
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sole judgment, whether a location constitutes a Residential Location, or is more appropriately considered a commercial location or other non-residential location.

         1.32 "Retailer Incentive Agreements" shall have the meaning ascribed to that term in Section 4.2 below.

         1.33 *** shall mean ***.

         1.34 "Secondary Receiver" shall mean any Receiver that is Activated on a Subscriber Account other than the Primary Receiver.

         1.35 "Smart Card" means the removable conditional access card, which, through the use of a secure microprocessor, controls the ability of a Licensee Receiver, ETC Receiver or OEM Receiver, as the case may be, to access DISH Network programming.

         1.36 "ETC Software" shall mean the object code software modules delivered to Licensee by ETC for use in the manufacture and/or operation of the Licensee Receivers and ETC Receivers.

         1.37 "Specialty OEM Receiver" shall mean an OEM Receiver model that is substantially the same as any Receiver model manufactured by or on behalf of ETC other than the Receiver models in the most prevalent family of Receiver models manufactured by and on behalf of ETC (as determined based on the total number of units manufactured by and on behalf of ETC for each family of Receiver models during the immediately preceding 180 days). For purposes of this Section 1.37, a "family" of Receivers models shall mean Receiver models using the same core chipset technology. For example, as of the date first set forth above, the 301 model would be included in the most prevalent family of Receiver models and the 322 model would not be included in the most prevalent family of Receiver models, because the 322 model uses different core chipset technology than the 301 model.

         1.38 "Subscriber Account" means the account set up and maintained by ESC for a Qualifying Residential Subscriber for whom Eligible Programming has been activated by ESC and which account remains active and in good standing throughout the standard charge back period set forth in ESC's standard incentivized retailer agreement, attached hereto as Exhibit B, or in the applicable Business Rules, as such standard incentivized retailer agreement and applicable Business Rules may change at any time and from time to time in ESC's sole judgment upon written notice to Licensee; provided that, in the event of any conflict or inconsistency between the standard charge back period set forth in ESC's standard incentivized retailer agreement and the standard charge back period set forth in the applicable Business Rules, then the standard charge back period set forth in the applicable Business Rules shall control.



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portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.
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         1.39 "Territory" shall mean the geographic boundaries of the continental United States.

         1.40 "Third Party Intellectual Property" shall have the meaning ascribed to that term in Section 10.2.1(c).

         1.41 "Third Party Mark" shall mean the *** standard trademarks and any other trademark, trade name or service mark owned by a third party and for which neither ETC or any of its Affiliates nor Licensee or any of its Affiliates have the right to grant a sublicense.

         1.42 "Trademark Agreement" shall have the meaning ascribed to that term in Section 11.16 below.

2.       LICENSE

         2.1 Background. ETC and its Affiliates have designed, developed and acquired through license, certain intellectual property and other proprietary technology for the design, development and manufacture of current generation Receivers in accordance with the ETC Receiver Specifications and continue to design, develop and attempt to acquire through license certain intellectual property and other proprietary technology for the design, development and manufacture of next generation Receivers in accordance with the ETC Receiver Specifications (collectively, the "ETC Technology"). ETC shall use its reasonable commercial efforts to compile for Licensee a list of ETC Technology, provided the parties recognize such list will not be entirely comprehensive.

         2.2 Grant of License.

                  2.2.1 Subject to the terms and conditions set forth below (including without limitation payment of the License Fee pursuant to Section 2.5 below and the restrictions set forth in Section 2.4 below), ETC hereby grants to Licensee a limited, non-exclusive, non-transferable, indivisible license (the "License") to use the ETC Technology that is owned exclusively by ETC and its Affiliates and the ETC Technology that ETC and its Affiliates have the right to sublicense to Licensee without imposing terms and conditions in addition to those set forth herein (collectively, the "Licensed Technology") solely for the purposes of: (i) manufacturing, or having manufactured by ***, Licensee Receivers in strict conformance with ETC Receiver Specifications (absent prior written agreement by ETC to deviations from the ETC Receiver Specifications, which agreement shall not be unreasonably withheld or delayed) and selling such Licensee Receivers (a) directly to Licensee Retailers for resale by such Licensee




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subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.
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Retailers directly to end-users in the Territory for use in connection with DISH
Network, (b) to Licensee's and its Affiliates' employees, friends and family pursuant to the terms and conditions of a program to be mutually agreed upon by Licensee and ESC; and (c) directly to end-users through RCA.com pursuant to the terms and conditions of a program to be mutually agreed upon by Licensee and ESC, and (ii) manufacturing, or having manufactured by ***, ETC Receivers in strict conformance with ETC Receiver Specifications (absent prior written agreement by ETC to deviations from the ETC Receiver Specifications, which shall not be unreasonably withheld or delayed) and selling such ETC Receivers directly to ETC, its Affiliates and designees. Licensee agrees that it will not sell any Licensee Receivers to any person or entity who Licensee knows or has reason to know intends to use it, or resell it for use, in Canada or at any other location outside of the Territory.

                  2.2.2 Exhibit C attached hereto sets forth the technologies for which ETC is presently paying a royalty in connection with Receivers manufactured by, or on behalf of, ETC. ***. The parties shall mutually agree from time to time upon whether Licensee or ETC shall be responsible for the payment of royalties for the technologies set forth on Exhibit C attached hereto in connection with Licensee Receivers.

         2.3 ETC Marks. Upon request by ETC, Licensee shall affix such ETC Marks as ETC may designate from time to time in writing to the bezel (front panel) and electronic program guide of the Licensee Receivers, any Accessories included therewith, any packaging therefor, and ODUs in accordance with: (i) ETC's trademark usage guidelines, the current version of which is attached hereto as Exhibit A; and (ii) ETC's user interface specification, as such guidelines and specification may change from time to time in ETC's sole discretion upon written notice to Licensee, provided that Licensee shall have a commercially reasonable period of time to implement changes to such guidelines and specification. In furtherance and without limitation of the foregoing, Licensee agrees to: (a) affix such ETC Marks in the center of, and above the Licensee branding and Third Party Marks (as defined in Section 1.41 above) affixed to, all ODUs intended for use with Licensee Receivers; and (b) otherwise affix such ETC Marks such that they are displayed in a manner which is at least equally as prominent as the Licensee branding affixed to the same. Notwithstanding the foregoing, Licensee shall have no obligation *** nothing in this Section 2.3 shall preclude Licensee from using its marks on the Licensee Receiver, provided such usage otherwise complies with the terms and conditions of this Section 2.3.

         2.4 License Restrictions.

                  2.4.1 Licensee shall use the Licensed Technology for the sole purposes of developing, manufacturing, repairing, servicing and selling the Licensee Receivers and ETC Receivers, subject to the terms and conditions set forth herein, and not for any other purpose. Subject to the limitations set forth below, Licensee shall have the right to




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subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.
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incorporate all or part of the Licensed Technology into Integrated Receivers, but shall have no right to incorporate the Licensed Technology into a particular Additional Revenue Receiver unless and until such time as Licensee, ETC and the licensor(s), if any, of the technology necessary to generate the additional revenue streams, agree upon their respective rights to, and obligations regarding, that technology and the aggregate revenue stream generated by the Additional Revenue Receiver.

                  2.4.2 Licensee will not be entitled to manufacture any Licensee Receivers under any brand names other than RCA, GE and RCA Scenium, without the prior written consent of ETC and ESC, which consent shall not be unreasonably withheld or delayed. ETC shall commence delivery of Licensed Technology to Licensee following payment of the first installment of the License Fee by Licensee. In no event shall a party be obligated to provide any technology or other information to another party unless the provision of such technology and information is in full compliance with applicable laws and regulations of the United States, including, but not limited to, those relating to the export of technology.

                  2.4.3 Licensee shall manufacture the Licensee Receivers and ETC Receivers so that *** absent specific prior written agreement of the parties to the contrary. In addition, absent specific prior written agreement of the parties to the contrary, Licensee shall be expressly prohibited from *** Licensee shall further be prohibited from *** without ETC's prior written consent, which consent may be withheld in ETC's sole judgment.

                  2.4.4 Licensee shall have no right to grant sublicenses with respect to the Licensed Technology, without the prior written consent of ETC, which consent may be withheld in ETC's sole judgment. ***

                  2.4.5 Notwithstanding anything to the contrary set forth herein, this Agreement is not intended and shall not be construed as limiting the right of Licensee to directly license from third parties any technology proprietary to such third party for purposes unrelated to Licensee's relationship with ETC and ESC.

         2.5 License Fee. In consideration for the License and related technical assistance to be furnished to Licensee by ETC during the Term, effort expended by ETC during the Term, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensee irrevocably and absolutely agrees to pay to ETC the amount of *** (the "License Fee"), as previously agreed by the parties hereto in Section 2.4 of the Memorandum OEM Manufacturing Agreement dated January 9, 2002, by and among the parties hereto. The License Fee shall be payable in ***. ETC hereby acknowledges receipt of ***. The parties agree that ***shall be made by Licensee to ETC in immediately available funds on or before the last business day of ***. Notwithstanding any provision of this Agreement to the contrary, all installments




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subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.
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shall be paid by Licensee to ETC regardless of whether this Agreement has previously been terminated and regardless of the reason for any such termination. Licensee hereby acknowledges and agrees that its obligation to pay ***License fee is unconditional and absolute. ***

         2.6 Smart Cards.

                  2.6.1 General Terms of Purchase and Supply. Licensee shall purchase exclusively from ETC all Smart Cards necessary to: (i) develop and manufacture Licensee Receivers and ETC Receivers under the terms of this Agreement, (ii) fulfill its warranty obligations regarding Licensee Receivers and ETC Receivers under the terms of this Agreement, and (iii) perform out-of-warranty service and repair or replacement of Licensee Receivers. ETC shall supply Licensee, at the price specified below, with a float of Smart Cards for use in the fulfillment of its warranty obligations regarding Licensee Receivers and ETC Receivers hereunder and for use in the performance of out-of-warranty repair and service of Licensee Receivers in a quantity per 1,000 sales of Licensee Receivers and ETC Receivers to end users that is consistent with ETC's Smart Card warranty replacement history; provided, however, that ETC shall provide Smart Cards in excess of that quantity in the event that Licensee can adequately justify its need therefore for use in the fulfillment of its warranty obligations regarding Licensee Receivers and ETC Receivers hereunder and for use in the performance of out-of-warranty repair and service of Licensee Receivers. ETC shall supply Licensee with such additional quantity of Smart Cards, without unreasonable delay, at the price specified below, as ETC following consultation with Licensee determines is reasonably necessary for use in the development of Licensee Receivers and ETC Receivers. Licensee acknowledges and agrees that Smart Cards are only being made available to Licensee under this Section 2.6.1 for Licensee to: (a) develop and manufacture Licensee Receivers and ETC Receivers under the terms of this Agreement, (b) to perform its reasonable warranty fulfillment obligations regarding Licensee Receivers and ETC Receivers under the terms of this Agreement, and (c) to perform reasonable out-of-warranty repair and service of Licensee Receivers. In view of the potential for a subscriber to defraud ESC by improperly obtaining a replacement Smart Card under a false warranty claim, Licensee agrees that it will not use Smart Cards provided by ETC under this Section 2.6.1 for any purpose whatsoever other than to: (1) develop and manufacture Licensee Receivers and ETC Receivers under the terms of this Agreement, (2) fulfill its warranty obligations regarding Licensee Receivers and ETC Receivers under the terms of this Agreement, and (3) provide reasonable out-of-warranty repair and service of Licensee Receivers. Licensee further acknowledges and agrees that, with respect to Smart Cards that have been lost, stolen or destroyed end users must purchase replacement Smart Cards directly from ETC (or such other entity as ETC may designate from time to time in writing) subject to such terms and conditions and at such prices as ETC may determine from time to time in its sole judgment. Specifically but not by limitation, under no circumstances shall Licensee sell Smart Cards other than a single Smart Card integrated with each Licensee





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portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.
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Receiver and each ETC Receiver without prior written consent or direction from
ETC. Licensee agrees to provide ETC with a written report matching the identification number of each replacement Smart Card with the CAID number and serial number of the Licensee Receiver or ETC Receiver, as the case may be, into which it is installed prior to returning the Licensee Receiver or ETC Receiver, as the case may be, to the end-user. In addition, Licensee shall notify ETC of the disposition and identification number of all Smart Cards that Licensee has replaced but not yet returned to ETC within five (5) business days of such replacement.

                  2.6.2    Price.

                           (a) Subject to Section 2.6.1 above, ETC agrees to
supply Smart Cards to Licensee to manufacture, or have manufactured *** , ETC Receivers at the price of *** per Smart Card.

                           (b) Subject to Section 2.6.1 above, ETC agrees to
supply Smart Cards to Licensee to: (i) develop Licensee Receivers and ETC Receivers; (ii) manufacture, or have manufactured ***, Licensee Receivers, (iii) perform, or have performed ***, warranty repair of Licensee Receivers and ETC Receivers, and (iv) perform, or have performed *** , out-of-warranty repair of Licensee Receivers at the initial price of *** per Smart Card. ***

                           (c) ***

                  2.6.3 Shipping Costs. All Smart Cards purchased by Licensee under Section 2.6.1 above shall be shipped F.O.B. point of shipment (a) Huntsville, Alabama USA, (b) Denver, Colorado USA, or (c) Atlanta, Georgia USA, at ETC's option exercisable from time to time in its sole judgment. Title and risk of loss of Smart Cards purchased by Licensee under Section 2.6.1 above shall pass to Licensee upon delivery by ETC or its agent to the carrier for shipment thereof. Licensee shall be responsible for all costs of shipping and insurance of Smart Cards purchased by Licensee under Section 2.6.1 above. Licensee shall have the sole responsibility to file any claims with the carrier for damage, missing items or otherwise, and ETC shall have no liability or responsibility if Licensee is unable to obtain full compensation for any loss from the claim. Licensee shall select the method of shipment and carrier; provided, however, that, in the event that Licensee fails to make the necessary arrangements for shipment, Licensee acknowledges and agrees that ETC shall, without incurring any liability, have the option, in its sole judgment, to select the method of shipment and the carrier on Licensee's behalf and at Licensee's expense.

                  2.6.4 Smart Card Warranty.



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portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.
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                           (a) With respect to Smart Cards purchased by Licensee
from ETC in conjunction with an OEM Receiver or under Section 2.6.1, ETC shall pass through to Licensee the then-current warranty provided to ETC by NagraStar LLC with respect to the relevant Smart Cards, as such warranty may change at any time and from time to time in NagraStar LLC's sole judgment. On the date first set forth above, NagraStar LLC presently warrants to ETC that Smart Cards shall be free from defects in materials and workmanship for the shorter of: (i) *** after the Smart Card is activated for program reception, or (ii) *** after the Smart Card is shipped to ETC by NagraStar LLC (the "Warranty Period"). Licensee shall return defective Smart Cards purchased by Licensee from ETC in conjunction with an OEM Receiver or under Section 2.6.1 above at Licensee's expense. If a Smart Card purchased by Licensee from ETC in conjunction with an OEM Receiver or under Section 2.6.1 above is: (i) verified as having failed during the Warranty Period; (ii) returned to ETC by Licensee within *** after expiration of the Warranty Period; and (iii) confirmed as defective by ETC, Licensee's exclusive remedy for fulfillment of this warranty shall be for ETC to repair and return or replace and return conforming Smart Cards to Licensee at no charge to Licensee; provided that ETC may elect instead to refund Licensee the purchase price of such defective Smart Cards if ETC determines in its reasonable judgment that a refund is preferable to replacement for security or other legitimate business reasons.

                           (b) THE LIMITED WARRANTY PROVIDED BY ETC FOR SMART
CARDS IN SECTION 2.6.4(a) IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR USE OR PURPOSE. IN NO EVENT SHALL ETC BE LIABLE FOR ANY INDIRECT, EXEMPLARY, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF USE) ARISING OUT OF OR IN CONNECTION WITH THE SALE, USE OR PERFORMANCE OF ANY SMART CARDS AND REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED UPON BREACH OF WARRANTY OR CONTRACT, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER LEGAL THEORY.

                  2.6.5 Smart Card Returns. With respect to obsolete Smart Cards in Licensee's inventory that are returned to ETC by Licensee at Licensee's expense, ETC shall replace and return current Smart Cards to Licensee at no charge to Licensee; provided that ETC may elect instead to refund Licensee the purchase price of such obsolete Smart Cards if ETC determines in its reasonable judgment that a refund is preferable to replacement for security or other legitimate business reasons.

         2.7 Matching Purchases by ETC.

                  2.7.1 General Terms and Conditions. Licensee agrees to manufacture and sell to ETC, and ETC agrees to purchase from Licensee: (a) *** ETC Receivers *** beginning upon commencement of the first mass production run of




                                      -11-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

Licensee Receivers by Licensee; and (b) *** ETC Receivers, for each Licensee Receiver and Specialty OEM Receiver that is (i) sold by Licensee directly to a Licensee Retailer, (ii) is resold by such Licensee Retailer directly to an end-user in the Territory, and (iii) results in the creation of a new Subscriber Account; provided that the *** set forth in Subsection (a) above shall count towards ETC's purchase obligations under Subsection (b) above. ETC shall have *** from the date of Activation of the underlying Licensee Receiver or Specialty OEM Receiver to order and accept delivery of its matching purchase of an ETC Receiver under Subsection (b) above from Licensee. ETC's purchase obligations under this Section 2.7.1 are subject to the forecasting, ordering, shipping and delivery terms and conditions set forth in Sections 2.7.4, 2.7.5 and 2.7.6 below, and are contingent upon Licensee meeting or exceeding ETC's reasonable manufacture and delivery requirements that do not conflict with Sections 2.7.4, 2.7.5, 2.7.6 and 2.16 below.

                  2.7.2 ETC shall be entitled to choose, in its sole judgment from available Licensee Receiver models, the ETC Receiver model that it will purchase, regardless of the underlying model Licensee Receiver or Specialty OEM Receiver giving rise to ETC's purchase obligations under Section 2.7.1 above. ETC's purchase obligations under Section 2.7.1 shall be contingent upon: (i) the ETC Receivers meeting ETC's quality and compatibility standards; ***

                  2.7.3 Upon request, Licensee shall affix such ETC Marks and Third Party Marks as ETC may designate from time to time in writing on the ETC Receivers (including without limitation on the bezel (front panel) and electronic program guide), any Accessories included therewith, any packaging therefor, and ODUs in accordance with: (i) ETC's trademark usage guidelines, the current version of which is attached hereto as Exhibit A; and (ii) ETC's user interface specification, as such guidelines and specification may change from time to time in ETC's sole discretion upon written notice to Licensee, and as ETC may otherwise direct at any time and from time to time; provided that Licensee shall have a commercially reasonable period of time to implement changes to such guidelines, specification and direction. Licensee shall have no right whatsoever to affix any Licensee branding or other marks to ETC Receivers without ETC's prior written consent, which consent may be withheld in ETC's sole judgment. Except as otherwise set forth to the contrary in this Section 2.7.3, all ETC Receivers delivered hereunder to ETC (or its designees) shall be identical in functionality and technical specifications to Licensee Receivers, and shall be identical in appearance to Licensee Receivers. Notwithstanding the above, Licensee shall not be obligated to include *** provided that Licensee shall be obligated to include ***.

                  2.7.4 Commencing with the first full calendar month in the Term and during each calendar month in the Term thereafter, ETC shall provide Licensee with a forecast specifying quantities of each available Licensee Receiver model that ETC expects to purchase in each of the *** months following the calendar month in which the forecast was provided to Licensee (the "Forecast Month"). With respect to




                                      -12-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

the *** months of the initial forecast and the *** month of each forecast submitted thereafter, the specified quantities for each forecasted model of ETC Receiver may be increased or decreased by ETC by *** upon issuance of the next forecast. With respect to the *** month of each forecast, the specified quantities for each forecasted model of ETC Receiver may be increased or decreased by ETC by *** upon issuance of the next forecast. With respect to the *** month of each forecast, the specified quantities for each forecasted model of ETC Receiver may be increased or decreased by ETC by *** upon issuance of the next forecast. With respect to the *** month of each forecast, the specified quantities for each forecasted model of ETC Receiver may be increased or decreased by ETC by *** upon issuance of the next forecast. Subject to the above, a new monthly forecast will always supercede completely any previous forecasts. Licensee shall order or inventory component parts sufficient to meet the requirements specified in the *** months of each forecast. For components whose purchase lead times exceed *** months, Licensee will calculate component quantity requirements corresponding to those components' lead times, and approach ETC for authorization to purchase those parts. ETC may then authorize purchase of some or all of the components beyond the *** month time horizon, and will become liable for the cost of these components should ETC's future purchase orders not consume those authorized quantities. Licensee shall approach ETC for re-authorization monthly for all such long lead time components.

                  2.7.5 ETC will use reasonable commercial efforts to translate the *** months of the initial forecast and the *** month of each forecast submitted thereafter into a purchase order, including requested delivery dates, on or before the *** day of the applicable Forecast Month. Purchase orders of ETC shall state only: (i) identity of goods; (ii) quantity of goods; (iii) purchase price of goods; and (iv) requested ship date of goods. In the event of any conflict or inconsistency between the terms of a purchase order and the terms of this Agreement, the terms of this Agreement shall prevail. Licensee will make commercially reasonable efforts to fulfill all valid purchase orders issued by ETC. Any failure to confirm such a purchase order shall not be deemed acceptance by Licensee. Licensee will inform ETC of the acceptance or rejection of a purchase order, in whole or in part, within a reasonable time after receipt of the relevant purchase order. Should Licensee reject the applicable purchase order or should Licensee's acceptance include different delivery dates or product mix than in the ETC purchase order, ETC shall be permitted to modify the purchase order in whole or in part and the process shall be repeated until full agreement is reached. ETC shall have the option, exercisable in its sole discretion, to reduce its obligation to purchase ETC Receivers from Licensee under Section 2.7.1 above by the difference between the original quantity ordered by ETC, and the quantity finally agreed upon pursuant to the above process, which shall be deemed to be zero (0) in the event that Licensee rejected the applicable purchase order or the parties are unable to agree upon a final quantity; provided that, in the event that the original quantity ordered by ETC is greater than the average monthly quantity ordered by ETC from *** and all Other Manufacturers over the




                                      -13-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

preceding twelve (12) months (the "Average Quantity"), then ETC shall only have the option, exercisable in its sole discretion, to reduce its obligation to purchase ETC Receivers from Licensee under Section 2.7.1 above by the difference between the Average Quantity, and the quantity finally agreed upon pursuant to the above process. The quantities specified for each model of ETC Receiver in a purchase order issued by ETC under this Section 2.7.5 may be increased or decreased by ETC by *** without penalty, subject to its obligation under Section
2.7.1 to (a) purchase *** ETC Receivers within the *** period beginning upon commencement of the first mass production run of Licensee Receivers by Licensee and (b) order and accept delivery of its matching purchase of *** ETC Receivers from Licensee within *** from the date of Activation of the underlying Licensee Receiver or Specialty OEM Receiver, as the case may be. Additionally, ETC shall have the right to modify any purchase order issued under this Section 2.7.5 to extend delivery dates and change delivery locations upon written notice to Licensee received at least two (2) business days prior to the scheduled ship date, subject to its obligations under Section 2.7.1 to (a) purchase *** ETC Receivers within the six (6) month period beginning upon commencement of the first mass production run of Licensee Receivers by Licensee and (b) order and accept delivery of its matching purchase *** ETC Receivers from Licensee within six (6) months from the date of Activation of the underlying Licensee Receiver or Specialty OEM Receiver, as the case may be.

                  2.7.6 All ETC Receivers shall be shipped D.D.P. ETC's warehouse (a) Denver, Colorado USA, or (b) Atlanta, Georgia USA, at ETC's option exercisable from time to time in its sole judgment, but title and risk of loss shall pass to ETC when the applicable ETC Receivers cross into the customs territory of the United States. Licensee shall obtain, at its own expense, cargo insurance for each shipment of ETC Receivers. Such insurance shall be on terms and conditions reasonably acceptable to ETC and shall be placed with reputable underwriters or a reputable insurance company reasonably acceptable to ETC. Such insurance shall name ETC as an additional insured and shall name ETC as sole loss payee from and after the point at which title and risk of loss for the relevant shipment of ETC Receivers passes to ETC (as provided above). The duration of such insurance cover shall be from the point at which title and risk of loss for the relevant shipment of ETC Receivers passes to ETC (as provided above) through delivery of the relevant shipment of ETC Receivers to ETC at the agreed point at the named place of destination. The minimum insurance shall cover the price provided in this Agreement for the relevant ETC receivers and shall be provided in the currency set forth herein. Licensee shall, upon ETC's request, provide ETC with any and all relevant insurance policies or other evidence of relevant insurance cover reasonably acceptable to ETC. Licensee shall have the sole responsibility to file any claims with the carrier for damage, missing




                                      -14-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

items or otherwise arising prior to the transfer of title and risk of loss to ETC, and ETC shall have no liability or responsibility if Licensee is unable to obtain full compensation for any loss from any such claim. ETC shall have the sole responsibility to file any claims with the carrier for damage, missing items or otherwise arising after the transfer of title and risk of loss to ETC, and Licensee shall have no liability or responsibility if ETC is unable to obtain full compensation for any loss from any such claim. Licensee shall be responsible for all costs of shipping of ETC Receivers. Licensee and ETC shall mutually agree upon the method of shipment and carrier. Shipments will be made in standard shipping packages that have been approved by ETC. All shipments will include a packing slip which lists items contained in the shipment by part number, descriptions (including the CAID number, serial number and corresponding Smart Card number for each ETC Receiver), quantity, and purchase order number. Not later than *** before the scheduled delivery dates, ETC will notify Licensee in writing of the specific shipping destinations and the specific quantity of ETC Receivers to be shipped to each destination, which ETC agrees will be in full truckloads with at least one full truckload per destination or such other minimum quantity as the parties may agree to from time to time. Licensee will use reasonable efforts to make shipments of ETC Receivers by the dates specified in purchase orders accepted from ETC; provided, however, that Licensee shall be permitted to modify shipping dates due to circumstances beyond Licensee's reasonable control. All deliveries are contingent on Licensee or ***, as the case may be, receiving timely shipment of necessary materials for production. Within five (5) days after Licensee becomes aware that it will not be able to make shipment of ETC Receivers by the date specified in a purchase order accepted from ETC, Licensee shall give ETC notice setting forth an estimated delivery date. ETC shall have the right to cancel or modify any purchase order for which Licensee extends the shipping date by more than thirty (30) days or fails to ship within thirty (30) days of the shipping date specified in the purchase order, by means of a written notice to Licensee within five (5) days following written notice by Licensee to ETC of such modification or failure to ship. ETC shall have the option, exercisable in its sole discretion, to apply the quantity of ETC Receivers set forth in purchase orders canceled by ETC under this Section 2.7.6 towards the quantity of ETC Receivers required to be purchased by ETC under Section 2.7.1 above.

                  2.7.7 Price Increases. Increases in the price of any ETC Receivers shall not apply to any units of ETC Receivers that have been ordered under a firm and binding purchase order by ETC on or before the effective date of such price increase, provided the original shipment date specified by ETC is not more than thirty days after the date of Licensee's acceptance of such order.

                  2.7.8 Price Reductions.

                           (a) Price reductions shall be effective immediately,
unless Licensee specifies otherwise. In the event of a price reduction on an ETC Receiver, ETC is entitled to request in writing a credit ("DISH Price Reduction Credit") in an amount based on the inventory of ETC, distributors and retailers of that particular ETC Receiver, in accordance with the terms of this section. The amount of credit shall *** multiplied by the *** as of the effective date of the price reduction.



                                      -15-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                           (b) The ETC Receivers shall be compared for
"sameness", counted and priced as systems or individual components in accordance with how they were originally purchased by ETC from Licensee (ETC Receivers originally purchased as systems shall not be eligible for a DISH Price Reduction Credit if the price reduction applies to an individual component, and ETC Receivers originally purchased as individual components shall not be eligible for a DISH Price Reduction Credit if the price reduction applies to a system). Within five (5) business days after the effective date of such price change, ETC shall furnish Licensee with an itemized inventory (including all inventory located at any distributor or retailer location that is the subject of the request for the DISH Price Reduction Credit), with serial numbers, of the relevant ETC Receivers and corresponding Smart Cards for each ETC Receiver, as of such date, including information as to the mode of original purchase from Licensee (as systems or individual components), the amount of time such ETC Receivers have been held in the inventory of ETC, a distributor or a retailer and any other information Licensee may reasonably request. Any DISH Price Reduction Credit shall be applied by Licensee to the purchase price of ETC's subsequent orders of ETC Receivers from Licensee in the form of a credit memo issued to ETC by Licensee. If at the time of the price reduction, ETC has ordered but not yet paid for ETC Receivers, ETC shall only be required to pay for such ETC Receivers at the reduced price. Therefore, no DISH Price Reduction Credit shall accrue with respect to those orders.

                           (c) Licensee shall have the right to audit upon
reasonable notice the inventory of ETC, any distributor or any retailer to verify the accuracy of any request by ETC for a DISH Price Reduction Credit. ETC shall also provide, at Licensee's request, the supporting information described in the preceding paragraph in electronic format to facilitate the verification by Licensee that an ETC Receiver subject to a request for a DISH Price Reduction Credit has not been Activated.

                  2.7.9 In addition to the purchases described in Section 2.7.1 above, ETC shall have the option, exercisable in its sole judgment at any time and from time to time to purchase ETC Receivers from Licensee, subject to the forecasting, ordering, shipping and delivery terms set forth in Sections 2.7.4,
2.7.5 and 2.7.6.

                  2.7.10 Licensee will only be authorized to sell ETC Receivers to ETC and such other persons and entities as ETC may approve from time to time in writing in ETC's sole judgment. ETC's approval of a person or entity under this Section 2.7.10 shall apply to all orders placed by said person or entity until written notice of revocation of such approval has been received by Licensee.

                  2.7.11 All invoices to ETC hereunder shall be due, in immediately available funds, within *** from the date of invoice, which shall be issued no earlier than the ship date for the ETC Receivers covered by the invoice.



                                      -16-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                  2.7.12 Default. If ETC defaults in any payment due Licensee, or ETC violates any material term or condition of this Agreement or of any credit extended by Licensee or any Affiliate to ETC, Licensee reserves the right to: (i) suspend any shipment to ETC; (ii) require payment for shipments prior to shipment or delivery; and/or (iii) require payment of all unpaid balances prior to any shipment and payment for that shipment. Exercise of any of the above rights by Licensee shall not be construed as a limitation of Licensee's authority to exercise any other rights which Licensee may have at law, in equity, under contract or otherwise.

                  2.7.13 Sale of ETC Receivers by Licensee.

                           (a) While, subject to Sections 2.7.5 and 2.7.6, ETC's
obligation to honor purchase orders submitted to Licensee is absolute, in the event that ETC breaches this obligation, then ETC shall have the option to pay to Licensee, in advance, all costs ("ETC Retrofit Costs") anticipated by Licensee as reasonable and necessary to remove all ETC Marks from the ETC Receivers covered by the relevant purchase order(s) ("ETC Excess Inventory") and otherwise retrofit the ETC Excess Inventory for sale as RCA, GE or RCA Scenium brand product

                           (b) In the event that ETC pays the ETC Retrofit Costs
to Licensee, in advance and within five (5) business days after receipt of Licensee's invoice, Licensee agrees to retrofit the units of ETC Excess Inventory, as necessary, and use reasonable commercial efforts to resell the ETC Excess Inventory, at prices determined by Licensee, to any person or entity authorized by Licensee as an RCA, GE or RCA Scenium retailer. In the event that Licensee is unable, through the exercise of reasonable commercial efforts, to resell any such ETC Excess Inventory, Licensee shall be entitled to exercise any other remedies available to Licensee under this Agreement, at law, in equity or otherwise for breach of ETC's obligations regarding the relevant purchase order.

                           (c) In the event that (i) ETC does not opt to pay the
Retrofit Costs or (ii) ETC opts to pay the Retrofit Costs but does not actually pay the ETC Retrofit Costs to Licensee, in advance and within five (5) business days after receipt of such invoice, then in addition to all other remedies available to Licensee under this Agreement, at law, in equity, under contract or otherwise Licensee and/or any of its Affiliates shall have the right, but not the obligation, to sell ETC Excess Inventory without removing the ETC Marks. ETC hereby grants to Licensee and its Affiliates a license to the ETC Marks as necessary for the marketing and sale of such ETC Excess Inventory under this
Section 2.7.13(c).



                                      -17-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                           (d) This Section 2.7.13 shall not be construed as
creating an obligation upon Licensee to mitigate its damages by removing ETC Marks or otherwise retrofitting ETC Excess Inventory for sale as RCA, GE or RCA Scenium brand products, and its is hereby expressly agreed by the parties that Licensee has no such obligation, it being recognized by the parties that Licensee and its Affiliates would incur additional risk and cost in exercising such remedy including but not limited to lost opportunity costs.

         2.8 Responsibilities. Licensee shall be solely responsible for the manufacture of the Licensee Receivers and ETC Receivers. Notwithstanding the foregoing, ETC shall provide Licensee with a reasonable amount of technical assistance from ETC relating to the development, manufacture and testing of the Licensee Receivers and ETC Receivers, particularly as relates to the Licensed Technology.


         2.9 Expenses/Intellectual Property Ownership.

                  2.9.1 Manufacturing and Sales Costs. All costs and expenses incurred by a party in connection with the manufacture and sale of the OEM Receivers, Licensee Receivers and the ETC Receivers shall be the sole responsibility of such party.

                  2.9.2 EchoStar Technology. EchoStar shall own all technology solely developed by EchoStar. Furthermore, EchoStar shall own all derivative works, enhancements, improvements and modifications to the Licensed Technology that is proprietary to ETC and is provided to Licensee pursuant to this agreement (collectively "Advancements to EchoStar Technology"). Advancements to EchoStar Technology are intended to encompass all developments which either would not or could not have been made absent access to the Licensed Technology that is proprietary to ETC and is provided to Licensee pursuant to this agreement. Such Advancements to EchoStar Technology are not intended to cover features which are completely independent and separable from the Licensed Technology that is proprietary to ETC and is provided to Licensee pursuant to this agreement.

                  2.9.3 Licensee Technology. Licensee shall own all technology solely developed by Licensee. Furthermore, Licensee shall own all derivative works, enhancements, improvements and modifications to the technology that is proprietary to Licensee and is provided to ETC pursuant to this agreement (collectively "Advancements to Licensee Technology"). Advancements to Licensee Technology are intended to encompass all developments which either would not or could not have been made absent access to the technology that is proprietary to Licensee and is provided to ETC pursuant to this agreement. Such advancements to Licensee Technology are not intended to cover features which are completely independent and separable from the




                                      -18-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

technology that is proprietary to Licensee and is provided to ETC pursuant to this agreement.

                  2.9.4 Joint Intellectual Property. The parties shall jointly own any intellectual property jointly developed by both parties. Absent a written agreement to the contrary, each party shall be deemed to own an equal and undivided interest in and to such jointly developed intellectual property and shall be entitled to license, sublicense, make any use of or derive any benefits, royalties, or compensation from the licensing, use or other exploitation of such jointly developed intellectual property without the written consent of, or accounting to, the other party. Absent a written agreement to the contrary, neither party shall be required to file or prosecute any patent applications or maintain any issued patents to protect such jointly developed intellectual property. However, if one party decides to file a patent application, the other party shall be required to provide all reasonable assistance and cooperation to ensure the successful progress and issuance of such patent application. Absent a written agreement, such reasonable assistance and cooperation shall not include the payment of any costs or attorney fees associated with the prosecution, issuance or maintenance of any patents based upon such patent application. Nevertheless, the fact that one party has not paid any cost or attorney fees associated with any costs or attorney fees associated with the prosecution, issuance or maintenance of any patents based upon such patent application, shall not reduce, eliminate or in any way alter the status of the non-paying party's equal and undivided interest in and to such patent application and any patent which issues therefrom.

                  2.9.5 Contested Technology. The parties recognize that they are each engaged in, among other things, the development of satellite television receivers. Accordingly, each party may employ features for which the other party has filed a patent application or received an issued patent. The fact that one party has received such patent protection does not mean that it is in fact entitled to own such patent protection and the parties recognize that the U.S. laws regarding inventorship shall govern any such disputes.

                  2.9.6 NREs. Notwithstanding the foregoing, Licensee shall be solely responsible for any and all costs and expenses incurred in connection with any non-recurring expenses (NREs) associated with equipping Licensee's factory with the necessary tooling and test equipment for the manufacture of Licensee Receivers and ETC Receivers, with the exception of: (i) the costs of tooling that is solely required for the ETC Receivers, which cost shall be covered by ETC, and (ii) the cost of test equipment that is solely required for the ETC receivers, which cost shall be treated in the most favorable manner to Licensee that the same cost is treated to *** or any Other Manufacturer.



                                      -19-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

         2.10 Volume Commitment. Licensee agrees to sell a total of at least *** Licensee Receivers, OEM Receivers and Promotional Certificates (or Activations that qualify for an Incentive under Section 5.1.1(d) or Section 5.1.1(e)) directly to Licensee Retailers during the *** period commencing on the date first set forth above, and agrees to sell a total of at least *** additional Licensee Receivers during each subsequent *** period, pro-rated for the final period if less than ***.

         2.11 Subsidy. For each Licensee Receiver that is sold by Licensee directly to a Licensee Retailer at an invoice price (exclusive of rebates, co-op payments, and other incentives or other payments or credits of any nature whatsoever that have the net effect of reducing the price of such Licensee Receivers to the Licensee Retailer) below the price (F.O.B. point of shipment in the continental United States of America) charged to ETC by *** or any other regular third party manufacturer regularly utilized by ETC, for commercial quantities of Receivers performing substantially similar functions as the relevant Licensee Receiver (an "Other Manufacturer"), ESC will pay Licensee a subsidy (the "Subsidy") equal to the *** as established prior to the beginning of each calendar quarter. In the event that ESC elects in its sole judgment to offer non-standard retailer economics to a particular Licensee Retailer, then the *** used in Subsection (b) above with respect to a particular model Licensee Receiver shall be the *** charged to retailers in the Territory receiving substantially same non-standard retailer economics as the applicable Licensee Retailer by Echosphere for Receivers performing substantially similar functions the relevant Licensee Receiver, as established prior to the beginning of each calendar quarter. Licensee shall only be eligible to receive *** Subsidy under this Section 2.11 with respect to any Licensee Receiver, regardless of the number of times such Licensee Receiver is Activated for different Subscriber Accounts. The Subsidy shall be paid, *** to Licensee *** after sale of the applicable Licensee Receiver to the Licensee Retailer. In the event that ETC elects, in its sole judgment, to subsidize the cost to *** or any Other Manufacturer, as the case may be, of a component incorporated into, or an intellectual property royalty payable in connection with, a Receiver used to set the invoice price described in Subsection (a) above and ETC elects, in its sole judgment, not to make the same subsidy available to Licensee, then Licensee shall be entitled ***.

         2.12 Serial Numbers and Smart Card Numbers. For the purpose of facilitating the Activation of Licensee Receivers and ETC Receivers by ESC, Licensee will provide ESC with a list on electronic media (and/or paper media upon ETC's request) in the format requested by ESC, which includes (a) the CAID number and serial number of each Licensee Receiver and ETC Receiver, (b) the corresponding Smart Card number for each Licensee Receiver and ETC Receiver, and
(c) such further information as ETC may reasonably request, in each case prior to: (i) delivery of the Licensee Receiver to a Licensee Retailer, or (ii) delivery of the ETC Receiver to ETC, its Affiliates or its designee.



                                      -20-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

         2.13 Written Materials. Licensee agrees that it will include within the consumer packaging for each Licensee Receiver and ETC Receiver, at Licensee's sole cost and expense (except that ETC shall be responsible for providing such items to Licensee or reimbursing Licensee for the direct costs of printing such items), copies of such written materials as ETC then currently includes within the consumer packaging for substantially similar Receivers packaged by or on behalf of ETC and its Affiliates; provided that solely with respect to Licensee Receivers, such written materials shall not include third party offers and promotional materials regarding products and services that are competitive with Licensee's core businesses without Licensee's prior written consent. Licensee agrees to include such written materials in the same manner as the then-current method used to include such written materials with each substantially similar Receiver packaged by or on behalf of ETC and its Affiliates, as such method may change from time to time in ETC's sole judgment. The Licensee may include within the consumer packaging for each Licensee Receiver, at Licensee's sole expense inclusive of direct material costs, promotional material relevant to Licensee's business which is not competitive with the core businesses of ETC, ESC and their Affiliates, subject to ETC's approval not to be unreasonably withheld or delayed.

         2.14 Call Center Costs/Software and Other Changes.

                  2.14.1 In the event that the proportion of problem calls received by or on behalf of ESC with respect to particular model Licensee Receiver or ETC Receiver, as the case may be, is noticeably greater than the proportion of problem calls received by or on behalf of ESC with respect to the Receiver model manufactured by or on behalf of ETC performing substantially similar functions as the relevant model Licensee Receiver or ETC Receiver, as the case may be, then Licensee agrees to promptly review the problem with ETC and to jointly establish a corrective course of action to correct the root cause of the problem, ***.

                  2.14.2 In the event Licensee is notified in a timely manner of the need to effect software or other changes to ETC Receivers or Licensee Receivers as a result of system or similar changes initiated by ETC or ESC, but Licensee does not effect such changes within substantially the same time period as ETC implements changes to its Receivers generally for the applicable change(s), and if as a result of such failure to implement the change(s) the proportion of problem calls received by or on behalf of ESC with respect to particular models of Licensee Receivers or ETC Receivers is noticeably greater than the proportion of problem calls received by or on behalf of ESC with respect to the Receiver models manufactured by or on behalf of ETC performing substantially similar functions, ***

         2.15 Warranty.

                  2.15.1   Licensee Receivers Purchased by End-Users.



                                      -21-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                           (a) Licensee shall extend ETC's then current standard
consumer warranty to the end users of Licensee Receivers. In addition, Licensee will provide ***.

                           (b) In the event that Licensee Receivers purchased by
end-users are returned to ETC or any of its affiliates for service or repair, ETC shall be entitled to ***. In the event that Licensee refuses to service, repair or replace such Licensee Receivers, such refusal shall constitute a breach of this Agreement, and in addition to any other remedies available to ETC (including without limitation termination of this Agreement pursuant to Section 6.2(ii)), ETC shall be entitled to ***. In the event that the defined path for servicing such Licensee Receivers is through direct return to the Licensee, and not ETC, then ETC agrees to attempt to minimize the errant return of Licensee Receivers to ETC through using its reasonable commercial efforts to confirm the brand and model of receiver prior to issuing a return authorization, educate customer service personnel regarding appropriate procedures and implement other commercially reasonable methods as may be established by EchoStar.

                  2.15.2 ETC Receivers and Licensee Receivers Leased by
End-Users.

                           (a) Licensee warrants to ETC that each ETC Receiver
will be free from defects in materials and workmanship (labor and parts) for a period of *** from the date of shipment by Licensee or a *** to ETC, its Affiliates or its designee. This warranty shall not apply to: (i) any ETC Receiver that is abused, damaged by external causes, altered or misused; or (ii) any ETC Receiver that is damaged due to improper installation or use.

                           (b) With respect to Licensee Receivers that are
leased by end-users from ETC or its Affiliates, Licensee shall warrant to ETC and any lessee thereof that each Licensee Receiver will be free from defects in materials and workmanship (labor and parts) for a period of *** from the date of Activation by the original end user of the relevant Licensee Receivers, which date of Activation shall be provided to Licensee by ETC upon request. This warranty shall not apply to: (i) any Licensee Receiver that is abused, damaged by external causes, altered or misused; or (ii) any Licensee Receiver that is damaged due to improper installation or use. In addition, Licensee will provide
***.

                           (c) Licensee Receivers leased from ETC by end-users
and ETC Receivers shall be considered free from defects in workmanship if they are manufactured in accordance with ETC's manufacturing workmanship standards (or those of any third party which manufactures Receivers on ETC's behalf), conform to the product specifications, and successfully complete product acceptance tests for the product.



                                      -22-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                           (d) Deadline for Claims; Disclaimer. ALL CLAIMS FOR
WARRANTY FULFILLMENT UNDER SECTIONS 2.15.2 (a) AND 2.15.2 (b) MUST BE RECEIVED BY LICENSEE (OR ITS DESIGNEE) NO LATER THAN *** AFTER THE EXPIRATION OF THE APPLICABLE WARRANTY PERIOD FOR THE PRODUCT. THIS WARRANTY IS THE ONLY WARRANTY GIVEN TO ETC BY LICENSEE FOR LICENSEE RECEIVERS LEASED FROM ETC AND ETC RECEIVERS. LICENSEE MAKES, AND ETC RECEIVES, NO OTHER WARRANTY EITHER EXPRESS OR IMPLIED. ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, ARE EXPRESSLY DISCLAIMED AND EXCLUDED HEREFROM.

                           (e) In the event that Licensee fails to repair or
replace (with new or remanufactured product at the Licensee's sole discretion) defective in-warranty ETC Receivers or Licensee Receivers that are leased by end-users from ETC or its Affiliates within *** after ETC delivers such receivers to Licensee, the Licensee and ETC shall work in good faith to cure the delinquent service time, ***. In the event Licensee has not cured the delinquent service time problem within ***, then such failure shall constitute a breach of this Agreement, entitling ETC to terminate this Agreement pursuant to Section 6.2.1(ii) in addition to any other remedies available to ETC. ETC shall be responsible for the cost of shipping such receivers to be serviced to Licensee's service facilities, and Licensee shall be responsible for the costs of shipping repaired or replacement units to ETC.

                           (f) In the event that receivers returned to Licensee
pursuant to Section 2.15.2(d) above are determined by Licensee to be non-defective, then ETC shall be responsible for shipping charges to return the units to ETC and Licensee may, at its option, charge ETC a diagnostic and handling charge of *** per non-defective unit.

         2.16 Quality Control.

                  2.16.1 Incorporation of Specifications. Licensee undertakes and agrees to incorporate the ETC Receiver Specifications in the manufacture of the Licensee Receivers and agrees to comply with any and all industry and governmental standards and regulations, including, without limitation, product safety standards, which may apply to the manufacture, sale and use of the Licensee Receivers in the Territory. ETC and Licensee shall regularly conduct Design Reviews to reach mutual agreement regarding Licensee's plans for implementation of Licensee Receivers and ETC Receivers. Licensee agrees that in the manufacture of the Licensee Receivers pursuant to this Agreement, manufacturing operations shall at all times be conducted to ensure that the Licensee Receivers manufactured by Licensee or *** shall be in strict conformance with the ETC Receiver Specifications (absent prior written agreement by ETC to deviations from the ETC Receiver Specifications, which shall not be unreasonably withheld or delayed). Changes to the ETC Receiver Specifications shall




                                      -23-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

be made in accordance with ETC's standard Engineering Change Request ("ECR") procedure, as such ECR procedure may change from time to time in ETC's sole judgment upon written notice to Licensee. Licensee shall incorporate all changes to the ETC Receiver Specifications into Licensee Receivers not yet manufactured within a commercially reasonable amount of time taking into account the design effort required, the need to order new materials and any requirements for obtaining agency and other governmental approvals, and ETC shall be entitled to incorporate any such changes into Licensee Receivers through flash download of revised software to Licensee Receivers in the field. ETC will provide Licensee with the same advance notice (if any) of each flash download of software as ETC provides to its customer service centers and its Affiliates' customer service centers with respect to the applicable flash downloads of software. ETC shall be solely responsible for any loss or damage suffered by a third party as a result of any flash downloads of software to Licensee Receivers, unless the loss or damage was contributed to by Licensee's failure to manufacture the applicable Licensee Receiver(s) in strict conformance with the ETC Receiver Specification.

                  2.16.2 Marking Licensee Receivers and ETC Receivers. Licensee agrees to individually mark each unit of Licensee Receiver manufactured by Licensee pursuant to this Agreement with a unique serial number (in strict conformance with ETC's then current serial number format and specification, as such format and specification may change at any time and from time to time in ETC's sole judgment upon reasonable prior written notice to Licensee provided that such change does not require Licensee to incur unreasonable expense) and a clear and distinct designation of the country of manufacture and/or assembly origin in accordance with applicable laws.

                  2.16.3 Compliance with Import Laws. Licensee will, at Licensee's sole cost and expense, comply with all laws, rules and regulations relating to the importation by Licensee of machinery, equipment, parts, components and materials required or used in the manufacture, assembly and testing of the Licensee Receivers, without any responsibility or liability on the part of ETC with respect to such import licenses or imports. Upon request, ETC shall provide Licensee with copies of all governmental determinations, authorizations, rulings, or other similar communications obtained or received by ETC regarding the importation of ETC Technology and media containing ETC Technology.

                  2.16.4 Location(s); Inspection of Location(s) and Licensee Receivers

                           (a) Location. The Licensee Receivers shall be
manufactured, assembled and tested at the Location(s) operated by Licensee or by *** (the "Locations").



                                      -24-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                           (b) Location Inspection. Licensee will permit ETC to
enter Location(s) upon reasonable prior notice during normal business hours to inspect the facilities, equipment and materials used in manufacturing, assembling and testing the Licensee Receivers, to check operations and methods, and to take with them reasonable samples of the Licensee Receivers subject to the limitations set forth in Section 2.16.4(c)

                           (c) Approval of Licensee Receivers. Licensee shall,
at Licensee's cost, provide ETC up to *** (as determined by ETC in its sole judgment) production intent (pre-pilot) samples of each model Licensee Receiver and ETC Receiver prior to their full-scale manufacture by Licensee. ETC will notify Licensee in writing of the conformity or otherwise of each model Licensee Receiver and ETC Receiver to the ETC Receiver Specifications within fifteen (15) days of receipt by ETC of the relevant model Licensee Receiver or ETC Receiver, as the case may be. Licensee also shall, at Licensee's cost, provide ETC up to *** (as determined by ETC in its sole judgment) production samples of each model Licensee Receiver and ETC Receiver prior to its full-scale manufacture by Licensee. ETC will notify Licensee in writing of the conformity (through a letter of conformity) or otherwise of each model Licensee Receiver and ETC Receiver to the ETC Receiver Specifications within thirty (30) days of receipt by ETC of the relevant model Licensee Receiver or ETC Receiver, as the case may be. The written test procedures and test plan that is used to determine conformity of the Licensee Receivers and ETC Receivers to the ETC Receiver Specifications ("Test Procedures and Plan"), shall be furnished to Licensee by ETC. If ETC reasonably determines that any of Licensee's samples fail to meet the quality, performance and compatibility standards in the Test Procedures and Plan, then Licensee shall promptly correct the deficiency before continuing the manufacture of the Licensee Receivers or ETC Receivers, as the case may be. The examination by ETC of the conformity of the Licensee Receivers and ETC Receivers to the Test Procedures and Plan shall not be construed as constituting a certification or warranty. Licensee shall not be authorized to refer to ETC's examination in connection with the sale of the Licensee Receivers or ETC Receivers as a certification or warranty by ETC, unless expressly agreed by ETC. ETC shall have no liability whatsoever arising from its examination of the Licensee Receivers or ETC Receivers.

                  2.16.5 Quality Control Procedures. Licensee and its *** shall maintain a quality control program which ensures compliance with any and all applicable governmental standards, regulations or certifications. All work undertaken by Licensee shall be performed in accordance with Licensee established quality control procedures and guidelines, which Licensee shall provide to ETC for ETC's approval (which approval shall not be unreasonably withheld or delayed), at ETC's request.

                  2.16.6 Factory Testing. Prior to shipment from Location(s), each Licensee Receiver shall be factory tested by Licensee or its *** in accordance with the




                                      -25-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

Test Procedures and Plan, and Licensee and its *** shall submit to ETC, upon request of ETC, complete certified test results. Upon reasonable prior notice, Licensee will permit ETC to have access to all such testing records for Licensee and its *** at Licensee Location(s) during normal business hours.

                  2.16.7 Purchase of Components. Except as expressly set forth to the contrary in Section 2.9.5 above, Licensee acknowledges and agrees that it is solely responsible for the purchase of all parts, components and materials necessary for the manufacture of the Licensee Receivers, including, without limitation, any tooling and test equipment, and any and all other costs associated with the manufacture, assembly, testing, labeling and packaging of the Licensee Receivers.

         2.17 Use of Licensed Technology.

                  2.17.1 No Reverse Engineering. Licensee may not use Licensed Technology that is proprietary to ETC and is provided to Licensee pursuant to this agreement for reverse engineering. To this end, Licensee shall not provide any access to the Licensed Technology that is proprietary to ETC and is provided to Licensee pursuant to this agreement to anyone who is involved in determining whether Licensee's intellectual property is being used.

                  2.17.2 Locations. Licensee shall not, without the prior written consent of ETC, which consent shall not be unreasonably withheld or delayed, use the Licensed Technology or any derivative thereof at any location other than the Location(s).


                  2.17.3 Licensee Developments.

                           (a) Only to the extent expressly permitted in
Sections 2.2, 2.4 and 2.16.1 above, ETC acknowledges that Licensee may develop and incorporate into Licensee Receivers made under this Agreement features that are proprietary to Licensee ("Licensee Technology").

                           (b) In the event that ETC permits Licensee, pursuant
to Section 2.2, 2.4 or 2.16.1, to make feature or other changes to Licensee Receivers that are not included in the ETC Receiver Specifications, then Licensee agrees to reimburse ESC for all reasonable costs and expenses incurred by ESC and its affiliates to support such feature and other changes, including without limitation technical support and other call center costs, subject to applicable documentation and audit by Licensee, unless otherwise agreed in writing by the parties.



                                      -26-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                  2.17.4 Third Party Intellectual Property. Except as expressly set forth to the contrary herein and with respect to ETC Technology which ETC and/or its Affiliates have the right to sublicense to Licensee without imposing terms and conditions in addition to those set forth herein, neither party shall have any rights to any intellectual property developed by a third party for or in conjunction with the other party. Each party understands and acknowledges that it may be restricted from being permitted to use any intellectual property developed by a third party for or in conjunction with the other party, including, but not limited to, intellectual property with regard to Receivers. To the extent that (i) the ETC Receiver Specifications or (ii) Accessories or *** purchased by Licensee pursuant to Section 2.19 below contain third party intellectual property that neither ETC nor any of its Affiliates have the right to sublicense to Licensee without imposing terms and conditions in addition to those set forth herein, ETC will use reasonable commercial efforts to assist Licensee in obtaining a license or agreement to license that will enable Licensee to perform the activities contemplated in this Agreement, such as assisting Licensee in obtaining a license for the OpenTV platform.

                  2.17.5 U.S. Export Law Compliance Requirements.

                           (a) Licensee understands and acknowledges that ETC's
obligations to Licensee under this Agreement, including, without limitation, any and all obligations of ETC to provide the Licensed Technology (including the ETC Receiver Specifications), any technical assistance, any media in which any of the foregoing is contained and related technical data (collectively referred to as the "Data") are subject to compliance with all applicable laws and regulations of the United States of America, and with the terms of any applicable U.S. export licenses issued in connection with the furnishing of the Data to Licensee under this Agreement, and in the event that the obligations of ETC or Licensee should conflict with any law, regulation or export license, ETC or Licensee, as the case may be, shall be excused from performance of such obligations to the extent required for compliance therewith.

                           (b) Licensee represents, warrants and covenants that
it will comply with all terms of any U.S. export licenses or regulations affecting Licensee's use or disposition of technical data or the product thereof, or any know-how, technical information, manufacturing or test equipment, components or software supplied by ETC under this Agreement. In furtherance and not in limitation of the foregoing, Licensee represents, warrants and covenants that it will not export or reexport: (1) the Licensed Technology; (2) any Smart Cards purchased in conjunction with an OEM Receiver or under Section 2.6.1 above; or (3) any Licensee Receiver, ETC Receiver or OEM Receiver or other product designed, developed or manufactured utilizing the Licensed Technology, to any destination country prohibited under United States law without the prior approval of the United States Government; and that it will not use: (i) the Licensed Technology; (ii) any Smart Cards purchased in conjunction with an OEM Receiver or under Section 2.6.1 above; or (iii) or any Licensee Receiver, ETC Receiver or OEM



                                      -27-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

Receiver or other product designed, developed or manufactured utilizing the Licensed Technology, to support directly or indirectly the design, development, production or use of nuclear, chemical or biological weapons or ballistic missiles.

                           (c) Licensee acknowledges and understands that U.S.
export laws relating to the Licensee Receivers, OEM Receivers, Smart Cards and Licensed Technology may change from time to time in the future. Licensee further acknowledges and agrees that it is Licensee's sole responsibility to be and remain informed of all U.S. laws relating to the export of Licensee Receivers, OEM Receivers, Smart Cards and Licensed Technology outside of the U.S. Licensee further acknowledges and agrees that ETC has absolutely no obligation to update Licensee regarding the status of U.S. export laws or any other U.S. laws relating to the export of Licensee Receivers, OEM Receivers, Smart Cards or Licensed Technology outside of the U.S. Without limitation of the foregoing, upon request, ETC shall provide Licensee with copies of all export authorizations, licenses, classifications or other relevant determinations obtained or received by ETC in connection with Licensed Technology (including the ETC Receiver Specification) and any media in which the foregoing is contained. Without ETC giving any consent for export of the Licensee Receivers, OEM Receivers, Smart Cards or Licensed Technology and subject to territorial limitations of this Agreement, Licensee agrees that prior to exporting and/or selling any Licensee Receivers, OEM Receivers, Smart Cards or Licensed Technology outside of the U.S., it will investigate all applicable U.S. laws relating to the export of Licensee Receivers, OEM Receivers, Smart Cards and Licensed Technology outside of the U.S. The parties shall cooperate with each other in making application for and securing any required export licenses, approvals or other authorizations and shall prepare, execute and deliver all documents that may be required in connection therewith. Licensee is strictly prohibited from violating any U.S. law relating to the export of Licensee Receivers, OEM Receivers, Smart Cards and Licensed Technology outside of the U.S. Should Licensee export or sell any Licensee Receiver, OEM Receiver, Smart Card or Licensed Technology outside of the U.S. in violation of this Agreement and/or U.S. law, this Agreement shall automatically terminate.

                           (d) Licensee represents and warrants that it will
comply in all respects with the export and reexport restrictions set forth in any applicable U.S. export licenses with respect to any item used in the manufacture of the Licensee Receivers and ETC Receivers by Licensee and will otherwise comply with any and all applicable U.S. export and reexport laws and regulations or other United States laws and regulations in effect from time to time.

         2.18 Accessories and ODUs. Licensee may, at its option, bundle Accessories and/or ODUs with Licensee Receivers. ETC shall grant all necessary authorizations for Licensee to purchase Accessories and ODUs ***.



                                      -28-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

         2.19 Optional Accessories. Licensee shall have the right to manufacture, or have manufactured, market, distribute and sell Optional Accessories for use with Receivers. Licensee shall not be obligated to include
***.

         2.20 Service Contracts. The EchoStar Parties and Licensee agree that Licensee may offer, directly and through Licensee Retailers, service contracts on Licensee Receivers and OEM Receivers; provided that Licensee and the EchoStar Parties mutually agree in writing upon a plan for the implementation thereof, which, among other things, minimizes disruption to the customer service and general business practices of the EchoStar Parties and does not negatively effect the overall service level provided to the DISH Network customers. The parties mutually agree to commence discussions regarding the possibility of Licensee offering such service contracts within ninety (90) days after the date first set forth above.

         2.21 Anything herein to the contrary notwithstanding, nothing herein shall preclude Licensee from asserting any of its patents against any product that is not manufactured by Licensee.

3.       OEM MANUFACTURING

         3.1 General. At Licensee's option, exercisable upon delivery of written notice to ETC, Licensee shall have the right to purchase from ETC, and ETC shall agree to sell to Licensee, such Receiver models as are then-currently being manufactured by or for ETC ("OEM Receivers"). For the avoidance of doubt, each OEM Receiver purchased by Licensee hereunder shall include a corresponding Smart Card. Licensee shall be only authorized to resell OEM Receivers: (i) directly to Licensee Retailers for resale by such Licensee Retailers directly to end-users in the Territory for use in connection with DISH Network; (ii) to Licensee's and its Affiliates' employees, friends and family pursuant to the terms and conditions of a program to be mutually agreed upon by Licensee and ESC; and
(iii) directly to end-users through RCA.com pursuant to the terms and conditions of a program to be mutually agreed upon by Licensee and ESC.

         3.2 Licensee Branding. Upon written request by Licensee, ETC shall manufacture OEM Receivers with the Licensee brand (with a Licensee logo approved in advance by Licensee) affixed to the bezel (front panel) of the OEM Receivers; provided, however, that ETC shall have no obligation under this Section 3.2 unless at the time of such request Licensee issues and delivers to ETC a firm purchase order for not less than *** of the particular OEM Receiver model requested to be manufactured with such Licensee brand, unless such OEM Receiver model has previously been manufactured by ETC hereunder with such Licensee Brand. At the request of Licensee, new Licensee brands may be substituted upon prior written approval of ETC (which approval shall not be unreasonably withheld or delayed).



                                      -29-
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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

         3.3 Costs. Licensee shall be responsible, and shall pay *** (which shall be mutually agreed upon by Licensee and ETC in advance) for the customization of an OEM Receiver model with any Licensee brand name hereunder, including without limitation: (a) any tooling required; (b) silk-screening front panels of the satellite receivers; and (c) all costs in connection with the customization of any packaging for OEM Receivers.

         3.4 ETC Marks.

                  3.4.1 In addition to the Licensee brand name affixed to the OEM Receivers under this Agreement, ETC shall have the right to affix such ETC Marks as ETC may designate from time to time in writing on the OEM Receivers (including without limitation on the bezel (front panel) and electronic program guide), any Accessories included therewith, on the packaging therefor and any ODUs, in each case in accordance with: (i) ETC's trademark Usage Guidelines, the current version of which is attached hereto as Exhibit A; and (ii) ETC's user interface specification, as such guidelines and specification may change from time to time in ETC's sole discretion upon written notice to Licensee. In furtherance and without limitation of the foregoing, Licensee agrees that ETC shall be entitled to: (a) affix such ETC Marks in the center of, and above the Licensee brand name and Third Party Marks affixed to, all ODUs provided to Licensee by ETC hereunder; and (b) affix such ETC Marks on the OEM Receivers (including without limitation on the bezel (front panel) and electronic program guide), any Accessories included therewith, on the packaging therefor and on any ODUs, such that the ETC Marks are displayed in a manner which is at least equally as prominent as the Licensee brand affixed to the same. Notwithstanding the foregoing, ETC shall have no right to ***.

                  3.4.2 Licensee agrees not to use any of the ETC Marks in any manner inconsistent with ETC's trademark Usage Guidelines, the current version of which is attached hereto as Exhibit A, as such guidelines may change from time to time in ETC's sole discretion upon written notice to Licensee and without the prior written consent of ETC, which consent ETC may withhold in its sole judgment. Licensee expressly acknowledges and understands that ETC and its Affiliates claim to have the absolute ownership of the ETC Marks that are proprietary to ETC. Regardless of whether ETC grants Licensee permission to use any ETC Mark, Licensee agrees that it will not in any way dispute or impugn the validity of any of the ETC Marks that are proprietary to ETC or for which ETC has an exclusive license or registrations of the ETC Marks that are proprietary to ETC or for which ETC has an exclusive license, nor the sole proprietary right of ETC and its Affiliates to the ETC Marks that are proprietary to ETC, nor the right of ETC and its Affiliates to use or license the use of the ETC Marks that are proprietary to ETC or for which ETC has an exclusive license in the Territory or elsewhere, either during the Term or at any time thereafter. Licensee further agrees not to perform,




                                      -30-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

either during the Term or at any time thereafter, any act or deed either of commission or of omission which is inconsistent with ETC or its Affiliates proprietary rights in and to the ETC Marks that are proprietary to ETC, whether or not the ETC Marks are registered.

         3.5 Third Party Trademarks. Licensee may also request that ETC affix Third Party Marks to the OEM Receivers. Licensee recognizes and understands that ETC has no authority to grant Licensee any rights to affix the *** standard trademarks to an OEM Receiver. Should Licensee desire to do so or to affix other Third Party Marks that ETC does not have the right to sublicense to Licensee without imposing terms and conditions in addition to those set forth herein, Licensee must negotiate the entitlement of such rights with the applicable rights holders. Licensee hereby acknowledges that, in the future, ETC may be obligated to affix the trademarks, service marks or trade names of the owners of third party technology that is presently, or at some time in the future, incorporated into the OEM Receiver, and Licensee hereby grants its approval for ETC to affix any such trademarks, service marks or trade names to the OEM Receiver. None of the third party trademarks referenced above shall be more than half as large as the Licensee brand and ETC Marks affixed to the applicable OEM Receiver, unless the parties mutually otherwise agree in writing.

         3.6 Identical Receivers. All OEM Receivers delivered hereunder to Licensee shall be identical in functionality and technical specifications to Receivers manufactured by or for ETC, and shall be identical in appearance to such Receivers except for the placement of Licensee brand names on OEM Receivers pursuant to Section 3.2 above or as otherwise mutually agreed by the parties in writing.

         3.7 Price.

                  3.7.1 OEM Receivers. Licensee shall pay ETC for OEM Receivers an amount equal to the ***. For purposes of this Agreement, *** may change from time to time in their respective sole judgments. In the event that ESC elects in its sole judgment to offer non-standard retailer economics to a particular Licensee Retailer, then for each OEM Receiver that is sold by Licensee directly to such Licensee Retailer, ETC shall *** for the applicable OEM Receiver and the *** (as determined at the time ETC accepts the applicable purchase order from Licensee) at which Echosphere, ETC, ESC or any other Affiliate of ETC or ESC, sells a Receiver performing substantially similar functions as the relevant OEM Receiver to retailers in the Territory receiving substantially the same non-standard retailer economics as the applicable Licensee Retailer, which price Echosphere, ETC, ESC and such Affiliates may change from time to time in their respective sole judgments (a "Rebate"). Licensee shall only be eligible to receive one Rebate under this Section 3.7.1 with respect to any OEM Receiver, regardless of the number of times such OEM Receiver is Activated for different Subscriber Accounts. The Rebate shall be paid, *** to Licensee *** after sale of the applicable OEM Receiver to the Licensee Retailer.



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                  3.7.2 Promotional Certificates. Licensee shall pay ETC for Promotional Certificates an amount equal to the Current Wholesale Certificate Price. For purposes of this Agreement, "Current Wholesale Certificate Price" means, *** which prices Echosphere, ETC, ESC and such Affiliates may change from time to time in their respective sole judgments.

                  3.7.3 *** Notwithstanding Section 3.7.1 above, *** shall not apply to any OEM Products that have been ordered under a firm and binding purchase order by Licensee on or before the effective date of such price increase, provided the original shipment date specified by Licensee is not more than *** after the date of ETC's acceptance of such order.

                  3.7.4 Price Reductions.Notwithstanding Section 3.7.1 above:

                           (a) Price reductions shall be effective *** unless
ETC specifies otherwise. In the event of a price reduction on an OEM Product, Licensee is entitled to request in writing a credit ("Price Reduction Credit") in an amount based on *** in accordance with the terms of this section. The amount of credit shall *** less any applicable discounts, rebates, *** multiplied by *** or *** as of the effective date of the price reduction.

                           (b) The OEM Products shall be compared for
"sameness", counted and priced as systems or individual components in accordance with how they were originally purchased by Licensee from ETC (OEM Products originally purchased as systems shall not be eligible for a Price Reduction Credit if the price reduction applies to an individual component, and OEM Products originally purchased as individual components shall not be eligible for a Price Reduction Credit if the price reduction applies to a system). Within five (5) business days after the effective date of such price change, Licensee shall furnish ETC *** with serial numbers, of the relevant OEM Products and corresponding Smart Cards for each OEM Product, as of such date, including information as to the mode of original purchase from ETC (as systems or individual components), the amount of time such OEM Products *** and any other information ETC may reasonably request. Any Price Reduction Credit shall be applied by ETC to the purchase price of Licensee's subsequent orders of OEM Products from ETC in the form of a credit memo issued to Licensee by ETC. If at the time of the price reduction, Licensee has ordered but not yet paid for OEM Products, Licensee shall only be required to pay for such OEM Products at the reduced price. Therefore, no Price Reduction Credit shall accrue to those orders.

                           (c) ETC shall have the right to audit upon reasonable
notice the inventory of Licensee or any Licensee Retailer to verify the accuracy of any request by Licensee for a Price Reduction Credit. Licensee shall also provide, at ETC's request,




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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

the supporting information described in the preceding paragraph in electronic format to facilitate the verification by ETC that an OEM Product subject to a request for a Price Reduction Credit has not been Activated.

         3.8 Payment. All invoices to Licensee hereunder shall be due, in immediately available funds, within *** from the date of invoice, which shall be issued no earlier than the ship date for the OEM Receivers covered by the invoice.

         3.9 Shipping Costs. All OEM Receivers shall be shipped F.O.B. point of shipment (a) Huntsville, Alabama USA, (b) Denver, Colorado USA, or (c) Atlanta, Georgia USA, at ETC's option exercisable from time to time in its sole judgment. Title and risk of loss of OEM Receivers purchased under this Agreement shall pass to Licensee upon delivery by ETC or its agent to the carrier for shipment thereof. Licensee shall be responsible for all costs of shipping and insurance of OEM Receivers. Licensee shall have the sole responsibility to file any claims with the carrier for damage, missing items or otherwise, and ETC shall have no liability or responsibility if Licensee is unable to obtain full compensation for any loss from the claim. Licensee shall select the method of shipment and carrier; provided, however, that, in the event that Licensee fails to make the necessary arrangements for shipment within 3 days of the requested ship date, Licensee acknowledges and agrees that ETC shall, without incurring any liability, have the option, in its sole judgment, to select the method of shipment and the carrier on Licensee's behalf and at Licensee's expense.

         3.10 Default. If Licensee defaults in any payment due ETC, or Licensee violates any material term or condition of this Agreement or of any credit extended by ETC or any Affiliate to Licensee, ETC reserves the right to: (i) suspend any shipment to Licensee; (ii) require payment for shipments prior to shipment or delivery; and/or (iii) require payment of all unpaid balances prior to any shipment and payment for that shipment. Exercise of any of the above rights by ETC shall not be construed as a limitation of ETC's authority to exercise any other rights which ETC may have at law, in equity or pursuant to this Agreement.

         3.11 Schedule. Licensee and ETC will each use reasonable commercial efforts, subject to the other party's support and the criteria described in Sections 3.2 and 3.3 above, to commence shipping the OEM Receivers as soon as reasonably practicable after Licensee exercises its option to purchase OEM Receivers hereunder and provides ETC with its first binding purchase order.

         3.12 Orders, Shipment, Forecasts, and Returns.

                  3.12.1 Commencing with the first full calendar month in the Term and during each calendar month in the Term thereafter, Licensee shall provide ETC with a forecast specifying quantities of each available OEM Receiver model that




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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

Licensee expects to purchase in each of the six calendar months following the calendar month in which the forecast was provided to Licensee (the "OEM Forecast Month"). With respect to the *** months of the initial forecast and the *** month of each forecast submitted thereafter, the specified quantities for each forecasted model of OEM Receiver may be increased or decreased by Licensee by *** upon issuance of the next forecast. With respect to the *** month of each forecast, the specified quantities for each forecasted model of OEM Receiver may be increased or decreased by Licensee by *** upon issuance of the next forecast. With respect to the *** month of each forecast, the specified quantities for each forecasted model of OEM Receiver may be increased or decreased by Licensee by *** upon issuance of the next forecast. With respect to the *** month of each forecast, the specified quantities for each forecasted model of OEM Receiver may be increased or decreased by Licensee by *** upon issuance of the next forecast. Subject to the above, a new monthly forecast will always supercede completely any previous forecasts. ETC shall order or inventory component parts sufficient to meet the requirements specified in the *** months of each forecast. For components whose purchase lead times exceed *** months, ETC will calculate component quantity requirements corresponding to those components' lead times, and approach Licensee for authorization to purchase those parts. Licensee may then authorize purchase of some or all of the components beyond the *** month time horizon, and will become liable for the cost of these components should Licensee's future purchase orders not consume those authorized quantities. ETC shall approach Licensee for re-authorization monthly for all such long lead time components.

                  3.12.2 Licensee will use reasonable commercial efforts to translate the *** months of the initial forecast and the ***month of each forecast submitted thereafter into a purchase order, including requested delivery dates, on or before the *** day of the applicable OEM Forecast Month. Purchase orders of Licensee shall state only: (i) identity of goods; (ii) quantity of goods; (iii) purchase price of goods; and (iv) requested ship date of goods. In the event of any conflict or inconsistency between the terms of a purchase order and the terms of this Agreement, the terms of this Agreement shall prevail. ETC will make commercially reasonable efforts to fulfill all valid purchase orders issued by Licensee. Any failure to confirm such a purchase order shall not be deemed acceptance by ETC. ETC will inform Licensee of the acceptance or rejection of a purchase order, in whole or in part, within a reasonable time after receipt of the relevant purchase order. Should ETC reject the applicable purchase order or should ETC's acceptance include different delivery dates or product mix than in the Licensee purchase order, Licensee shall be permitted to modify the purchase order in whole or in part and the process shall be repeated until full agreement is reached. The quantities specified for each model OEM Receiver in a purchase order issued by Licensee under this Section 13.12.2 may be increased or decreased by Licensee by up to 25% without penalty.



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                  3.12.3 Shipment. Shipments will be made in standard shipping packages that have been approved by Licensee. All shipments will include a packing slip which lists items contained in the shipment by part number, descriptions (including the serial number and corresponding Smart Card number and CA ID number for each OEM Receiver), quantity, and purchase order number. In addition, ETC shall provide Licensee with an electronic file (in a format to be mutually agreed by the parties), which lists the OEM Receivers contained in each shipment by serial number and corresponding Smart Card number. Not later than *** before the scheduled delivery dates, Licensee will notify ETC in writing of the specific shipping destinations and the specific quantity of OEM Receivers to be shipped to each destination, which Licensee agrees will be at least one full truckload per destination or such other minimum quantity as the parties may agree to from time to time in writing.

                  3.12.4 Shipment Dates; Quantities. ETC will use reasonable commercial efforts to make shipments of OEM Receivers by the dates specified in purchase orders accepted from Licensee; provided however, that ETC shall be permitted to modify shipping dates due to circumstances beyond ETC's reasonable control. All deliveries are contingent on ETC or its third party manufacturer receiving timely shipment of necessary materials for production. Within five (5) days after ETC becomes aware that it will not be able to make shipment of all or a portion of the OEM Receivers by the date specified in a particular purchase order accepted from Licensee, ETC shall give Licensee notice setting forth an estimated delivery date. Licensee shall have the right but not the obligation to reduce the total quantity of OEM Receivers requested in that purchase order by an amount not to exceed the quantity of OEM Receivers for which ETC extends the shipping date by more than thirty (30) days or fails to ship within thirty (30) days of the shipping date specified in that purchase order, by means of a written notice to ETC within five (5) days following written notice by ETC to Licensee of such modification or failure to ship.

                  3.12.5 Partial Shipments. ETC reserves the right to ship OEM Receivers in a single or by multiple deliveries. Except as expressly provided herein, failure of ETC to ship on or about the date requested in any purchase order shall not entitle Licensee to cancel or amend such order. ETC reserves the right to ship all or a portion of any purchase order, including partial purchase orders. Licensee shall pay for such portion of the shipment as is actually shipped.

                  3.12.6 Sale of OEM Receivers by ETC.

                           (a) While, subject to Sections 3.12.2 and 3.12.4,
Licensee's obligation to honor purchase orders submitted to ETC is absolute, in the event that Licensee breaches this obligation, then Licensee shall have the option to pay to ETC, in advance, all costs ("OEM Retrofit Costs") anticipated by ETC as reasonable and necessary to remove all Licensee marks from the OEM Receivers covered by the



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

relevant purchase order(s) ("OEM Excess Inventory") and otherwise retrofit the OEM Excess Inventory for sale as EchoStar or DISH brand product

                           (b) In the event that Licensee pays the OEM Retrofit
Costs to ETC, in advance and within five (5) business days after receipt of ETC's invoice, ETC agrees to retrofit the units of OEM Excess Inventory, as necessary, and use reasonable commercial efforts to resell the OEM Excess Inventory, at prices determined by ETC, to any person or entity authorized by ESC as a DISH Network distributor or retailer. In the event that ETC is unable, through the exercise of reasonable commercial efforts, to resell any such OEM Excess Inventory, ETC shall be entitled to exercise any other remedies available to ETC under this Agreement, at law, in equity or otherwise for breach of Licensee's obligations regarding the relevant purchase order.

                           (c) In the event that (i) Licensee does not opt to
pay the OEM Retrofit Costs or (ii) Licensee opts to pay the Retrofit Costs but does not actually pay the OEM Retrofit Costs to ETC, in advance and within five
(5) business days after receipt of such notice, then in addition to all other remedies available to ETC under this Agreement, at law, in equity or otherwise ETC and/or any of its Affiliates shall have the right, but not the obligation, to sell OEM Excess Inventory without removing the Licensee markings. Licensee hereby grants to ETC and its Affiliates a license to the Licensee markings as necessary for the marketing and sale of such OEM Excess Inventory under this
Section 3.12.6(c).

                           (d) For sales of OEM Excess Inventory by ETC or an
Affiliate hereunder, Licensee shall not be entitled to any Incentives under
Section 5 below or otherwise.

                           (e) This Section 3.12.6 shall not be construed as
creating an obligation upon ETC to mitigate its damages by removing Licensee marks or otherwise retrofitting OEM Excess Inventory for sale as EchoStar or DISH brand products, and its is hereby expressly agreed by the parties that ETC has no such obligation, it being recognized by the parties that ETC and its Affiliates would incur additional risk and cost in exercising such remedy including but not limited to lost opportunity costs.

         3.13 Warranty.

                  3.13.1. General Warranty.ETC warrants to Licensee that each OEM Receiver will be free from defects in materials and workmanship (labor and parts) for a period of *** from the date of shipment by ETC or its contract manufacturer to Licensee. This warranty shall not apply to: (i) any OEM Receiver that is abused, damaged by external causes, altered or misused; or (ii) any OEM Receiver that is




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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

damaged due to improper installation or use. OEM Receivers shall be considered free from defects in workmanship if they are manufactured in accordance with ETC's manufacturing workmanship standards (or those of any third party which manufactures the OEM Receiver on ETC's behalf), conform to the product specifications, and successfully complete product acceptance tests for the product. In addition, ETC will provide out-of-warranty service and repair or replacement of OEM Receivers to Licensee or end-users on terms and conditions that are at least equivalent to the terms and conditions ETC utilizes for Receivers returned to ETC generally.

                  3.13.2 Deadline for Claims; Disclaimer. ALL CLAIMS FOR WARRANTY FULFILLMENT UNDER SECTION 3.13.1 MUST BE RECEIVED BY ETC (OR ITS DESIGNEE) NO LATER THAN *** AFTER THE EXPIRATION OF THE WARRANTY PERIOD FOR THE PRODUCT. THIS WARRANTY IS THE ONLY WARRANTY GIVEN BY ETC FOR OEM RECEIVERS. ETC MAKES, AND LICENSEE RECEIVES, NO OTHER WARRANTY EITHER EXPRESS OR IMPLIED. ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, ARE EXPRESSLY DISCLAIMED AND EXCLUDED HEREFROM.

                  3.13.3 Exclusive Remedy.Licensee's exclusive remedy for fulfillment of the warranty set forth in Section 3.13.1 above shall be at, at ETC's option, repair by ETC at an ETC or third party facility of ETC's choice, replacement of the defective OEM Receiver, or return of the purchase price paid by Licensee to ETC for the defective OEM Receiver within *** days after receipt of the OEM Receiver by ETC.

                  3.13.4 Licensee Warranty. Licensee shall extend ETC's then current standard consumer warranty to the end user of the OEM Receivers purchased from ETC hereunder.

         3.14 Smart Cards. ETC shall maintain a supply of Smart Cards to fulfill its warranty obligations under Section 3.13 and 2.6. In addition with respect to Smart Cards that have been lost, stolen or destroyed, ETC (or such other entity as ETC may designate from time to time in writing) will sell replacement Smart Cards to the end user subject to such terms and conditions and at such prices as ETC may determine from time to time in its sole judgment.

4.       LICENSEE RETAIL CHANNEL

         4.1 Licensee Retailers. "Licensee Retailers" shall mean and be limited to: (a)***; (b)***; (c) certain persons and entities to be mutually agreed upon by *** based upon the retailer list provided to the EchoStar Parties by Licensee on June 6, 2002, which agreed-upon list of persons and entities shall be attached hereto as Exhibit D; and (d) persons or entities that either: (i) are not already members of ESC's and/or any of its Affiliates' then-current independent retailer base and have not already been




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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

authorized (whether in writing or otherwise) on an incentivized or non-incentivized basis by ESC and/or any of its Affiliates to promote and solicit orders for any of its and/or their programming services; or (ii) are retailers, substantially carrying Licensee consumer electronics products on the date of this Agreement, all of whose business consists of the sale of consumer electronics products (including but not limited to ***), but specifically excluding ***; and in each case described in (a) through (d) above not until such time (and only for so long) as such person or entity has a valid Retailer Incentive Agreement (as defined in Section 4.2 below) in full force and effect with ESC. Except as expressly permitted to the contrary pursuant to Sections 2.2 and 3.1 above, Licensee agrees that it will not sell Licensee Receivers or OEM Receivers to any person or entity who is not a Licensee Retailer without ESC's prior written consent, which consent may be withheld in ESC's sole judgment.

         4.2 Incentive Agreements. ESC shall be responsible for negotiating and entering into such agreements ("Retailer Incentive Agreements") as may be desired by ESC, in its sole judgment, from time to time for the payment by ESC of incentives to Licensee Retailers in connection with the sale of Licensee Receivers and OEM Receivers to end-users. Licensee acknowledges and agrees that ESC may refuse to sign any Retailer Incentive Agreement (whether or not it has been signed by a prospective Licensee Retailer) with any prospective Licensee Retailer, as ESC may determine in its sole judgment.

         4.3 CAID Numbers, Serial Numbers and Smart Card Numbers. For the purpose of facilitating the payment by ESC of incentives to Licensee Retailers, on the immediately following business day by 8:00 A.M. (mountain time), Licensee shall provide ESC with a list on electronic media (and/or on paper upon ESC's request) in the format requested by ESC, which includes: (i) the CAID number, serial number and corresponding Smart Card number for each Licensee Receiver and OEM Receiver delivered by Licensee to a Licensee Retailer on any given calendar day; (ii) the serial number for each Promotional Certificate delivered by Licensee to a Licensee Retailer on any given calendar day; and (iii) the name, address and such other identifying information as ESC may request in its reasonable judgment and which is not reasonably considered confidential or proprietary by Licensee for the Licensee Retailer to whom such Licensee Receivers, OEM Receivers, corresponding Smart Cards and Promotional Certificates were delivered, unless the parties agree otherwise in writing.

5.       INCENTIVES

         5.1 Incentives.

                  5.1.1 General.



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portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                           (a) For each Licensee Receiver and OEM Receiver that
is (i) sold by Licensee directly to a Licensee Retailer, (ii) resold by such Licensee Retailer directly to an end user, and (iii) results in the Activation of a Primary Receiver with Eligible Programming for a new Subscriber Account, ESC shall pay Licensee *** (a "Primary Incentive").

                           (b) For each Licensee Receiver and OEM Receiver that
is (i) sold by Licensee directly to a Licensee Retailer, (ii) resold by such Licensee Retailer directly to a Subscriber Account, and (iii) Activated on such Subscriber Account as a Secondary Receiver, ESC shall pay Licensee *** (a "Secondary Incentive").

                           (c) For each Promotional Certificate that is (i) sold
by Licensee directly to a Licensee Retailer, (ii) resold by such Licensee Retailer directly to an end user, (iii) results in the Activation of a Primary Receiver with Eligible Programming for a new Subscriber Account, and (iv) meets all necessary criteria set forth the applicable Promotional Program and Business Rules for payment of a primary activation payment (or substantially similar payment), ESC shall pay Licensee *** (a "Certificate Incentive").

                           (d) For so long as RCA, GE and/or RCA Scenium branded
Receivers are the only Receivers being Activated through a particular Licensee Retailer, then for each Receiver that (i) is Activated through such Licensee Retailer pursuant to a Promotional Program; (ii) is not otherwise eligible for an incentive pursuant to Subsections (a), (b) or (c) above; (iii) results in the activation of a Primary Receiver with Eligible Programming for a new Subscriber Account, and (iv) meets all necessary criteria set forth in the applicable Promotional Program and Business Rules for payment of a primary activation payment (or substantially similar payment), ESC shall pay Licensee *** (a "Special Incentive").

                           (e) In the event that RCA, GE and/or RCA Scenium
branded Receivers and other-branded Receivers are being Activated through a particular Licensee Retailer, then the Parties agree to discuss the possibility of ESC paying Licensee non-standard incentives (i.e., incentives other than and instead of the incentives payable under Subsections (a), (b) and (c) and (d) above) for:

                                    (i) each Licensee Receiver and OEM Receiver
that is (A) sold by Licensee directly to such Licensee Retailer, (B) resold by such Licensee Retailer directly to an end user, and (C) results in the activation of a Primary Receiver with Eligible Programming for a new Subscriber Account,

                                    (ii) each Licensee Receiver and OEM Receiver
that is (A) sold by Licensee directly to such Licensee Retailer, (B) resold by such Licensee Retailer directly to a Subscriber Account, and (C) Activated on such Subscriber Account as a Secondary Receiver, and



                                      -39-
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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                                    (iii) each Promotional Certificate that is
(A) sold by Licensee directly to such Licensee Retailer, (B) resold by such Licensee Retailer directly to an end user, (C) results in the activation of a Primary Receiver with Eligible Programming for a new Subscriber Account, and (D) meets all necessary criteria set forth the applicable Promotional Program and Business Rules for payment of a primary activation payment (or substantially similar payment) (collectively, "Non-Standard Incentives").

                  For the avoidance of doubt and notwithstanding the foregoing, Licensee hereby acknowledges and agrees that ESC shall have absolutely no obligation whatsoever to make any Non-Standard Incentives available to Licensee.

                  5.1.2 Additional Terms and Conditions.

                           (a) Primary Incentives, Secondary Incentives,
Certificate Incentives, Special Incentives and Non-Standard Incentives are referred to collectively hereinafter as "Incentives".

                           (b) Notwithstanding the above and provided that
Licensee is not in breach or default of its payment obligations under Section 2.5, the Primary Incentive shall be *** instead of *** and the Secondary Incentive shall be *** instead of *** during such periods as the aggregate Incentives actually paid to Licensee plus offsets of chargebacks against Incentives is less than the then-current aggregate total amount that has actually been paid to ETC by Licensee pursuant to Section 2.5, which shall in no event exceed an aggregate total of ***.

                           (c) In the event that Licensee sells the underlying
OEM Receiver to the relevant Licensee Retailer ***.

                           (d) Licensee shall only be eligible to receive
Incentives under this Section 5.1 in connection with the first Activation of each unit of OEM Receiver and Licensee Receiver by an end-user.

                           (e) The rates set forth in Sections 5.1.1(a),
5.1.1(b), 5.1.1(c), 5.1.1(d) and 5.1.2(b) for Primary Incentives, Secondary Incentives, Certificate Incentives and Special Incentives are the minimum Incentives to be paid by ESC to Licensee. ESC and Licensee agree to engage in good faith negotiations during the 90 day period following the execution of this Agreement regarding the possible upward adjustment of the Primary Incentive, Secondary Incentive, Certificate Incentive and Special Incentive in consideration for Licensee's contribution to ETC of such technology and know how as designated by Licensee for use with the Receivers.



                                      -40-
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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                           (f) In the event that Licensee sells the underlying
Licensee Receiver to the relevant Licensee Retailer *** charged to retailers in the Territory by Echosphere for Receivers performing substantially similar functions as the relevant Licensee Receiver, as established prior to the beginning of each calendar quarter, ***. In the event that ESC elects in its sole judgment to offer non-standard retailer economics to a particular Licensee Retailer, then the *** used above with respect to a particular model Licensee Receiver shall be the *** charged to retailers in the Territory receiving substantially same non-standard retailer economics as the applicable Licensee Retailer by Echosphere for Receivers performing substantially similar functions as the relevant Licensee Receiver, as established prior to the beginning of each calendar quarter.


         5.2 Payment Terms. Incentive payments shall be made by ESC *** for which Incentives are owed to Licensee ***. Subject to the terms and conditions of this Agreement (including without limitation Sections 5.3 and 5.4), Licensee shall continue to receive all Incentives ***.

         5.3 Charge Back. ESC shall have the right to charge back Incentives paid to Licensee hereunder under same the terms and conditions pursuant to which ESC has the right to charge back incentives from its retailers generally under ESC's standard incentivized retailer agreement, attached hereto as Exhibit B, and applicable Business Rules, as such standard incentivized retailer agreement and applicable Business Rules may change at any time and from time to time in ESC's sole judgment; provided that, in the event of any conflict or inconsistency between the applicable charge back terms and conditions set forth in ESC's standard incentivized retailer agreement and the applicable charge back terms and conditions set forth in the applicable Business Rules, then the applicable charge back terms and conditions set forth in the applicable Business Rules shall control. The number of ETC Receivers calculated under Section 2.7.1(b) above shall be reduced on *** for each Licensee Receiver and Specialty OEM Receiver for which Incentives are charged backed by ESC under this Section
5.3 (i.e., for each Licensee Receiver for which Incentives are charged back, the number of ETC Receivers shall be reduced by ***, and for each Specialty OEM Receiver for which Incentives are charged back, the number of ETC Receivers shall be reduced by ***).

         5.4 Suspension and Termination of Incentives.

                  5.4.1 Suspension. In addition to any other rights and remedies available, ESC shall not be required to pay any Incentives to Licensee which would otherwise be due to Licensee during any period in which Licensee is in breach or default of any material provisions of this Agreement, and ESC shall have no liability to Licensee as a result of such suspension of payment. Specifically, and without limitation of the foregoing, Licensee shall have no right at any time to recoup any Incentives not paid




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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

during a period of breach or default. Upon cure of the applicable default or breach, Incentive payments to Licensee shall be reinstated on a going forward basis.

                  5.4.2 Termination.

                           (a) ESC shall have the right to terminate immediately
all payments of Incentives due to Licensee under this Agreement, in addition to any other remedies available to ESC, but shall otherwise immediately pay all amounts due and owing to Licensee hereunder and Licensee shall immediately pay all amounts due and owing to the EchoStar Parties hereunder in the event that
(i) this Agreement is terminated by ETC and/or ESC for default pursuant to
Section 6.2.1 below; (ii) the Trademark Agreement is terminated by ETC and/or ESC for default pursuant to Sections 8(B) or 8(C) thereof; (iii) the Trademark Agreement is terminated automatically because Licensee is in default under
Section 8(A) thereof; or (iv) Licensee ceases to sell Licensee Receivers or OEM Receivers to Licensee Retailers as contemplated hereunder.

                           (b) Following (i) expiration of this Agreement
pursuant to Section 6.1 below, (ii) expiration of the Trademark Agreement pursuant to Section 5 thereof, (iii) termination of this Agreement by Licensee for default pursuant to Section 6.2.1 below, (iv) termination of the Trademark Agreement by Licensee for default pursuant to Sections 8(B) or 8(C) thereof, (v) the Trademark Agreement is terminated automatically because either or both of the EchoStar Parties are in default under Section 8(A) thereof; or (vi) termination of this Agreement by ETC and/or ESC pursuant to Section 6.2.2 below, Licensee shall immediately cease shipping Licensee Receivers and OEM Receivers to Licensee Retailers, and ESC shall only have the obligation to make payment of Incentives due to Licensee under this Agreement for Licensee Receivers and OEM Receivers that are Activated within one hundred eighty (180) days after the date of such termination or expiration, and in such case, ESC shall have the right to hold back a sufficient amount (as determined in ESC's reasonable judgment) of such Incentives through expiration of the then-current standard chargeback period set forth in ESC's standard incentivized retailer agreement, attached hereto as Exhibit B, as such standard incentivized retailer agreement may change at any time and from time to time in ESC's sole judgment upon written notice to Licensee to cover any chargebacks occurring after the date of such expiration or termination. During the sixty-day period following expiration of such chargeback period, the parties agree to negotiate in good faith towards agreeing upon the final amount owing from Licensee to the EchoStar Parties for chargebacks hereunder and the final amount owing from the EchoStar Parties to Licensee for Incentives hereunder. The net amount payable from Licensee to the EchoStar Parties or from the EchoStar Parties to Licensee, as the case may be, shall be paid within five (5) business days after the parties agree upon such final amounts.



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                           (c) The parties acknowledge and agree that the
section references made with respect to the Trademark Agreement in Sections 5.4.2(a) and (b) above are based on the current draft of the Trademark Agreement, and further acknowledge and agree that the above references shall be modified to the extent necessary to capture the same intent with the respect to the executed final Trademark Agreement.

         5.5 Maintenance of Records and Audit Rights. Licensee agrees to keep accurate books and records relating to (i) the distribution and sale of OEM Receivers, and (ii) the manufacture, distribution and sale of Licensee Receivers, and Licensee agrees to provide such information to the EchoStar Parties upon request. ESC shall be entitled to review and audit, using its own internal auditors or an independent certified public accounting firm, upon reasonable prior notice and at ESC's expense, the books and records of Licensee for the purpose of verifying that the reductions to Incentives contemplated under Section 5.1.2 above are being properly calculated as required hereunder, that the timing of Subsidy payments under Section 2.11 is being properly calculated, and that Licensee is otherwise complying with its obligations under this Agreement. Any audit conducted by ESC shall be conducted by ESC or its representative(s) at Licensee's address set forth above, or such other address as Licensee may designate to ESC from time to time in writing, and shall be conducted during Licensee's normal business hours. Reciprocal audit rights are granted to Licensee for the purpose of verifying information material to Subsidy, Incentives, and other fees, payments, or offsets materially affecting Licensee's business. The Echostar Parties are subject to reciprocal record maintenance obligations.

         5.6 Offset. In the event that the Incentives paid by ESC to Licensee exceed the amount to which Licensee was entitled, or if Licensee or any of its Affiliates are indebted to ESC or any of its Affiliates for any other reason, Licensee acknowledges and agrees that ESC shall have the right to offset any such amounts due to ESC or its Affiliates from Licensee for any reason against any Incentives or other money otherwise due to Licensee from ESC or any of its Affiliates.

6.       TERM AND TERMINATION

         6.1 Term. This Agreement shall commence on the date first written above and shall continue for three (3) years thereafter, unless terminated sooner as provided in this Agreement (the "Term"). This Agreement is not automatically renewable.

         6.2 Termination.

                  6.2.1 This Agreement may be terminated by a party upon the occurrence of any of the following with respect to another party: (i) the other party commits a payment default which is not cured within ten (10) days of receipt of written notice from



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

the first party, (ii) the other party defaults on any duty or obligation or breaches any representation, warranty or covenant in this Agreement, and such default or breach is not cured within thirty (30) days of receipt of written notice from the first party, or (iii) the filing of a voluntary or involuntary petition in bankruptcy or the appointment of a referee, trustee, conservator or receiver for a substantial portion of the other party's assets and such petition or appointment is not dismissed or revoked within 60 days.

                  6.2.2 This may be terminated by EchoStar immediately upon written notice to Licensee in the event that Licensee is in breach or default of
Section 2.10.

                  6.2.3 The agreement shall terminate automatically in the event that the Trademark Agreement expires or is terminated for any reason whatsoever.

7.       CONFIDENTIALITY

         7.1 General.

                  7.1.1 The negotiations leading to this Agreement and the negotiations leading to the MOEMMA (as defined in Section 11.7 below), together with all terms and conditions of each, as well as all financial, business, technical and other proprietary information disclosed or provided by any party to this Agreement and any Affiliates thereof, and all information generated therefrom including evaluations thereof ("Confidential Information") shall be kept and treated as strictly confidential and shall only be used by a party (and the persons and entities to whom such party is permitted to disclose such information under this Agreement) as necessary for such party to perform its duties and obligations under this Agreement, in each case for a period of *** after initial disclosure.

                  7.1.2 The obligations imposed upon the parties herein shall not apply to Confidential Information which is:

                           (a) or becomes generally available to the public
through no wrongful act of the receiving party;

                           (b) already lawfully in the possession of the
receiving party and not subject to an existing agreement of confidentiality between the parties;

                           (c) received from a third party without restriction
and without breach of this Agreement;



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                           (d) independently developed by the receiving party;
or

                           (e) released pursuant to the binding order of a
government agency or a court so long as prior to any such release the releasing party provides the other party with the greatest notice permitted under the circumstances, so that the disclosing party may seek a protective order or other appropriate remedy. In any such event, the releasing party will disclose only such Confidential Information as is legally required and will exercise reasonable efforts to obtain confidential treatment for any Confidential Information being disclosed.

                  7.1.3 Notwithstanding anything to the contrary set forth herein, the parties shall have the right to disclose the fact of the existence of this Agreement and the MOEMMA, together with the minimum amount of other information deemed necessary by securities counsel to either party if such securities counsel in good faith determines that public disclosure of the information is necessary under federal or state securities laws applicable to such party. Disclosure of such information shall be coordinated in advance with the other party. Any such disclosure shall not permit the disclosing party to issue any press release or otherwise discuss or further disseminate the information contained in the securities filing in any manner.

         ***

8.       REPRESENTATIONS AND WARRANTIES

         8.1 Representations, Warranties and Covenants of Licensee. Licensee represents, warrants and covenants, as follows, which representations, warranties and covenants shall survive the execution of this Agreement:

                  8.1.1 Licensee has the right and authority to enter into this Agreement and the execution, delivery and performance by Licensee of this Agreement have been duly authorized by all requisite corporate action and will not violate any provision of Licensee articles of incorporation or bylaws, or any provision of any agreement by which Licensee is bound or affected.

                  8.1.2 Licensee has the necessary technical knowledge, practical experience and capacity to manufacture, assemble and test the Licensee Receivers under the License granted hereunder.

                  8.1.3 Licensee is not, nor at any time will it be, in violation of any applicable Law by entering into and undertaking the performance of this Agreement and in performing its obligations pursuant to this Agreement. Licensee agrees to comply with any and all applicable Laws.



                                      -45-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                  8.1.4 Licensee shall not take any action, and will refrain from taking any action, intended to have an adverse effect on any of the benefits the EchoStar Parties might reasonably be expected to derive from the transactions contemplated hereby.

                  8.1.5 Licensee shall provide to ETC such adequate assurances as ETC may require from time to time in order to ensure that the requirements of this Section 8.1 have been met, and will continue to be met on an ongoing basis, by Licensee.

                  8.1.6 Except as otherwise expressly stated in this Agreement, Licensee makes no other representations or warranties, either express or implied, statutory or otherwise, and all such warranties are hereby excluded except to the extent such exclusion is absolutely prohibited by law.

         8.2 Representations, Warranties and Covenants of ETC. The EchoStar Parties (or, ETC or ESC as identified below) represent, warrant and covenant as follows, which representations, warranties and covenants shall survive the execution of this Agreement:

                  8.2.1 The EchoStar Parties have the right and authority to enter into this Agreement and the execution, delivery and performance by the EchoStar Parties of this Agreement have been duly authorized by all requisite corporate action and will not violate any provision of articles of incorporation or bylaws, or any provision of any agreement by which the EchoStar Parties are bound or affected.

                  8.2.2 ETC is the beneficial owner of Intellectual Property created independently by it, and such Intellectual Property is not subject to any covenant or other restriction preventing or limiting ETC's right to manufacture the OEM Receivers as contemplated by this Agreement.

                  8.2.3 The EchoStar Parties are not, nor at any time will it be, in violation of any applicable Law by entering into and undertaking the performance of this Agreement and in performing their obligations pursuant to this Agreement. The EchoStar Parties agree to comply with any and all applicable Laws.

                  8.2.4 The EchoStar Parties shall not take any action, and will refrain from taking any action, intended to have an adverse effect on any of the benefits Licensee might reasonably be expected to derive from the transactions contemplated hereby.

                  8.2.5 The EchoStar Parties shall provide to Licensee such adequate assurances as Licensee may require from time to time in order to ensure that the requirements of this Section 8.2 have been met, and will continue to be met on an ongoing basis, by ETC.



                                      -46-
*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                  8.2.6 Except as otherwise expressly stated in this Agreement, the EchoStar Parties make no other representations or warranties, either express or implied, statutory or otherwise, and all such warranties are hereby excluded except to the extent such exclusion is absolutely prohibited by law.

9.       LIMITATION OF LIABILITY

         9.1 Limitation. IN NO EVENT SHALL ANY PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF USE OR LOST BUSINESS, REVENUE, PROFITS OR GOODWILL) ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LICENSEE GRANTED HEREUNDER, TERMINATION OR ANY OTHER MATTER RELATED HERETO. IN ADDITION TO AND WITHOUT LIMITATION OF THE FOREGOING, NEITHER PARTY SHALL HAVE ANY LIABILITY OR RESPONSIBILITY TO THE OTHER PARTY OR ANYONE CLAIMING THROUGH THE OTHER PARTY FOR ANY LOSS OR DAMAGE (INCLUDING, GENERAL, INDIRECT, EXEMPLARY, INCIDENTAL, SPECIAL AND CONSEQUENTIAL DAMAGES) ARISING OUT OF ANY FAILURE OR DELAY IN SHIPMENT, LATE SHIPMENT, OR DELIVERY OF ALL OR ANY PART OF ANY ORDER.

         9.2 Risk Allocation. The parties agree that each and every provision of this Agreement which provides for a limitation of liability, disclaimer of warranties or exclusion of damages is expressly intended to be severable and independent of any other provision since they represent separate elements of risk allocation between the parties and shall be separately enforced. This
Section 9.2 shall expressly survive the expiration or termination of this Agreement.

10.      INDEMNIFICATION

         10.1 General Indemnity

                  10.1.1 By Licensee. In addition to the intellectual property indemnity in Section 10.2.1 below, Licensee shall defend, indemnify and hold ETC and its Affiliates, and any and all of its and their respective officers, directors, shareholders, employees, agents and representatives, and any and all of its and their assigns, successors, heirs and legal representatives (collectively the "ETC Group"), harmless from and against any and all third party claims, demands, litigation, settlements, judgments, damages, liabilities, costs and expenses, including but not limited to reasonable attorney fees ("Claims") incurred by the ETC Group arising directly or indirectly out of: (i) a breach or default of any obligation, representation, warranty or covenant of Licensee hereunder; (ii) except where ETC has an obligation of indemnity



                                      -47-
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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

to Licensee, any claims of third parties otherwise arising out of or in connection with Licensee's activities in the marketing, promotion, sale and distribution of OEM Receivers, (iii) any claim whatsoever of product liability with respect to the ETC Receivers, and Licensee Receivers (excluding design defects as a result of manufacture of the ETC Receivers and Licensee Receivers in strict conformance with the ETC Receiver Specifications); (iv) any claims of third parties otherwise arising out of or in connection with the breach of any express or implied product warranty for which Licensee is responsible pursuant to this Agreement (v) any claims of third parties otherwise arising out of or in connection with Licensee's manufacture, sale or use of the Licensee Receivers or the Licensed Technology, including, without limitation, breach of any express or implied warranty, manufacturing defects, or negligence in the manufacture of the Licensee Receivers to the extent the claim does not arise through the negligence act or failure to act of the EchoStar Parties, or either of them; and (vi) any claims of third parties otherwise arising out of or in connection with Licensee's marketing, promotion, sale and distribution Licensee Receivers. Nothing in this section shall be construed to obligate Licensee to indemnify ETC Group for any liabilities which arise with respect to intellectual property issues such as infringement of a third party patent, trademark, trade secret, or copyright.

                  10.1.2 By ETC. In addition to the intellectual property indemnity in Section 10.2.2 below, ETC shall defend, indemnify and hold Licensee and its Affiliates, and any and all of its and their respective officers, directors, shareholders, employees, agents and representatives, and any and all of its and their assigns, successors, heirs and legal representatives (collectively the "Licensee Group"), harmless from and against any and all third party Claims incurred by the Licensee Group arising directly or indirectly out of: (i) a breach or default of any obligation, representation, warranty or covenant of ETC hereunder; (ii) any claim whatsoever of product liability with respect to the OEM Receivers; and (iii) any claim whatsoever of product liability with respect to the Licensee Receivers and ETC Receivers arising out of compliance with the ETC Receiver Specifications (provided that Licensee manufactures the Licensee Receivers in strict conformance with the ETC Receiver Specifications), but specifically excluding claims that would not have arisen but for a feature or function added to the Licensee Receiver by Licensee. Nothing in this section shall be construed to obligate ETC to indemnify Licensee Group for any liabilities which arise with respect to intellectual property issues such as infringement of a third party patent, trademark, trade secret, or copyright.

                  10.1.3 The indemnifying party under Sections 10.1.1 and 10.1.2 above shall be entitled to have the exclusive conduct of and/or settle all negotiations and litigation arising from any claim using counsel of the indemnifying party's choosing.

         10.2 Intellectual Property Indemnity



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                  10.2.1   By Licensee.

                           (a) Licensee, at its own expense, shall defend any
suit brought against ETC Group insofar as it is based upon a claim that an OEM Receiver, Licensee Receiver, ODU, or Accessory directly or indirectly infringes any Third Party Mark, due to any trademark, trade name or service mark, including without limitation Third Party Trademarks, that are affixed to the OEM Receivers, Licensee Receivers, ODUs, or Accessories at Licensee's request and that are not required to be affixed thereto by ETC, and shall indemnify ETC Group against reasonable attorney fees incurred by ETC Group pursuant to clause
(e) below for such claim, any settlement approved by Licensee pursuant to clause
(e) below for such claim, and any final award of damages or costs for such claim.

                           (b) The foregoing clause (a) states the entire
liability of Licensee in connection with infringement of a Third Party Mark by an OEM Receiver, ODU, or Accessories, and except as stated in that clause, Licensee will not be liable for any loss or damage of whatever kind (including in particular any incidental, indirect, special or consequential damage) suffered by the ETC Group in respect of the infringement of any Third Party Intellectual Property by an OEM Receiver, ODU or Accessory.

                           (c) Except in the event that ETC has, or would have
in the instance that Licensee were named in such action, an obligation of indemnity to Licensee pursuant to the provisions of Section 10.2.2(a), Licensee shall defend at its own expense any suit brought against the ETC Group insofar as it is based upon a claim that any or all of the Licensee Receivers or ETC Receivers directly infringe any third party patent, copyright, trade secret, mask work or other intellectual or industrial property right ("Third Party Intellectual Property") and shall indemnify ETC against reasonable attorney fees incurred by ETC Group pursuant to clause (e) below for such claim, any settlement approved by Licensee pursuant to clause (e) below for such claim, and any final award of damages or costs for such claim.

                           (d) The foregoing clauses (a) and (c) state the
entire liability of Licensee in connection with infringement of Third Party Intellectual Property by any Licensee Receiver and ETC Receiver, and except as stated in those clauses, Licensee will not be liable for any loss or damage of whatever kind (including in particular any incidental, indirect, special or consequential damage) suffered by ETC or any other person in respect of the infringement of any Third Party Intellectual Property by Licensee Receivers and ETC Receivers.


                           (e) In the event of any claim for indemnification by
ETC Group under clauses (a) or (c) above, ETC Group shall be entitled to representation by counsel of its own choosing. ETC Group shall have the right to the exclusive conduct of all negotiations and litigation arising from any claim for which Licensee is obligated to




                                      -49-
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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

defend and indemnify ETC Group under clauses (a) and (c) above, but only as regards ETC Group; provided, however, that ETC Group may not settle any such claim without the prior written approval of Licensee (which approval Licensee may withhold in its sole discretion); provided further, that in the event that Licensee withholds its consent to the settlement of such a claim, then Licensee's indemnification obligations under clauses (a) and (c) above will not be subject to the limitation of liability set forth in clause (g) below and, from that point forward, Licensee will have the right to the exclusive conduct of and/or to settle all negotiations and litigation arising from that claim as regards ETC Group.


                           (f) No cost or expense shall be incurred on behalf of
Licensee without its written consent.

                           (g) Licensee's liability under this Section 10.2.1
shall be limited to *** in the aggregate.

                  10.2.2 By ETC.

                           (a) Except as otherwise expressly set forth herein,
ETC, at its own expense, shall defend any suit brought against Licensee Group insofar as it is based upon a claim that an OEM Receiver, ETC Receiver or Licensee Receiver directly or indirectly infringes any Third Party Intellectual Property (including, but not limited to, any claim by ***) and shall indemnify Licensee against reasonable attorney fees incurred by Licensee Group pursuant to clause (d) below for such claim, any settlement approved by ETC pursuant to clause (d) below for such claim, and any final award of damages or costs for such claim; except that ETC shall not be obligated to defend or indemnify Licensee Group for any claim:

                                    (i) which arises from any trademarks, trade
names or service marks, including without limitation Third Party Marks, that are affixed to OEM Receivers, Licensee Receivers, ODUs, or Accessories at Licensee's request and that are not required to be affixed thereto by ETC;

                                    (ii) which is based in part upon a feature
added by Licensee where such claim could not have been brought but for the added feature;

                                    (iii) alleging infringement of a combination
device comprised of a Licensee Receiver, ETC Receiver or OEM Receiver and any other product not supplied or approved by ETC, except that ETC shall be liable for any portion of the infringement which may be apportioned to the accused Licensee Receiver, ETC Receiver or OEM Receiver, as the case may be, as built pursuant to the ETC Receiver Specification if the relevant Receiver alone infringes Third Party Intellectual Property;



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                                    (iv) which could not have been brought
absent a deviation by Licensee from the ETC Receiver Specification;

                                    (v) which results from Licensee's design or
instruction for a given OEM Receiver where such design or instruction are not in conformance with the ETC Receiver Specification; or

                                    (vi) which arises from Licensee's
modification of ETC Software unless expressly approved in writing by ETC.

                           (b) Except as otherwise expressly set forth herein,
in the event that a OEM Receiver, ETC Receiver, or Licensee Receiver (which has been built pursuant to the ETC Receiver Specification), is in such suit held to constitute infringement, ETC at its own election and at its own expense may either procure for Licensee the rights to continue the sale of the infringing Receiver, or modify a such Receiver so that it becomes non-infringing.

                           (c) The foregoing clause (a) states the entire
liability of ETC in connection with infringement of Third Party Intellectual Property by Licensee Receivers, ETC Receivers and OEM Receivers and except as stated in that clause, ETC will not be liable for any loss or damage of whatever kind (including in particular any incidental, indirect, special or consequential damage) suffered by Licensee or any other person in respect of the infringement of any Third Party Intellectual Property.


                           (d) In the event of any claim for indemnification by
Licensee Group under clause (a) above, Licensee Group shall be entitled to representation by counsel of its own choosing. Licensee Group shall have the right to the exclusive conduct of all negotiations and litigation arising from any claim for which ETC is obligated to defend and indemnify Licensee Group under clause (a) above, but only as regards Licensee Group; provided, however, that Licensee Group may not settle any such claim without the prior written approval of ETC (which approval ETC may withhold in its sole discretion); provided further, that in the event that ETC withholds its consent to the settlement of such a claim, then ETC's indemnification obligations under clause
(a) above will not be subject to the limitation of liability set forth in clause
(g) below and, from that point forward, ETC will have the right to the exclusive conduct of and/or to settle all negotiations and litigation arising from that claim as regards Licensee Group.

                           (e) Notwithstanding clause (d) above, ETC shall have
the right to choose counsel for Licensee Group and shall have the right to the exclusive conduct of all negotiations and litigation arising from any claim for which ETC is obligated to defend and indemnify Licensee Group under clause (a) above and that is based on the electronic programming guide or ETC Software provided to Licensee by ETC (provided


                                      -51-
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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

that such electronic program guide or ETC Software, as the case may be, has been implemented in the relevant Licensee Receiver or ETC Receiver by Licensee without modification).

                           (f) No cost or expense shall be incurred on behalf of
ETC without its written consent.

                           (g) ETC's liability under this Section 10.2.2 shall
be limited to *** in the aggregate, with the sole and limited exception of claims for which ETC is obligated to defend and indemnify Licensee Group under clause (a) above and that are based on the *** or ETC Software provided to Licensee by ETC (*** and ETC Software is implemented in the relevant Licensee Receiver or ETC Receiver by Licensee without modification), in which case ETC's liability under this Section 10.2.2 shall not be subject to such limitation.

         10.3 Indemnification Procedure. The party seeking indemnification (the "Indemnified Party") shall promptly notify the party from whom indemnification is being sought (the "Indemnifying Party"). The Indemnified Party shall not make any admission as to liability or agree to any settlement of or compromise any claim without the prior written consent of the Indemnifying Party. The Indemnified Party shall, at the Indemnifying Party's request and expense, give the Indemnifying Party all reasonable assistance in connection with those negotiations and litigation, which assistance shall include, among other things, the retention and (upon the Indemnifying Party's request) the provision to the Indemnifying Party of records and information as reasonably necessary, and making employees available on a mutually convenient basis as reasonably necessary. In the event that the Indemnifying Party has the right under Section
10.1 or 10.2 above to the exclusive conduct of all negotiations and litigation arising from a particular claim, the indemnified party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood, however, that the Indemnifying Party shall control such defense.

11.      MISCELLANEOUS

         11.1 Taxes.

                  11.1.1 Withholding Tax Based On Income. Except as otherwise expressly set forth to the contrary herein, any and all payments required to be made by Licensee (payor) to the EchoStar Parties (payee) or the EchoStar Parties (payor) to Licensee (payee) under this Agreement are exclusive of any tax, levy or government charges ("Taxes") that may be assessed against the payor by any jurisdiction other than required withholding taxes based on income. In the event that, under the laws of any jurisdiction, the payor is required to withhold Taxes based on income, then the payor



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

shall forthwith pay the amounts deducted or withheld from such payments to the relevant taxing or other authority in accordance with applicable law. The payor will furnish the payee with a copy of a receipt evidencing payment thereof, and the payment remitted by the payor to the payee will be net of this tax.

                  11.1.2 Gross Receipts, Excise and Other Taxes. In addition to the prices Licensee pays for OEM Receivers, as provided above, Licensee is responsible for gross receipts, excise and other taxes (excluding sales and use tax, which are discussed below) applicable to the sale, use, transportation or addition to value of the OEM Receivers. In addition to the prices ETC pays for ETC Receivers, as provided above, ETC is responsible for gross receipts, excise and other taxes (excluding sales and use tax, which are discussed below) applicable to the sale, use, transportation or addition to value of the ETC Receivers.

                  11.1.3 Sales and Use Taxes.

                                    (a) Licensee Purchases. Licensee shall pay
separately stated sales and/or use taxes billed by ETC on the sale of OEM Receivers to Licensee, unless Licensee provides ETC with a resale certificate, direct pay permit or other exemption documentation acceptable to the appropriate taxing jurisdiction. ETC shall be responsible for remitting the sales and/or use taxes collected from Licensee to the proper taxing jurisdictions. ETC reserves the right to bill sales and/or use taxes at a later date if it is determined that a resale certificate, direct pay permit or other exemption documentation previously accepted by ETC is not honored by the taxing jurisdiction, or if an assessment or adjustment is made under audit.

                                    (b) Licensee Sales. ETC shall pay separately
stated sales and/or use taxes billed by Licensee on the sale of ETC Receivers to ETC, unless ETC provides Licensee with a resale certificate, direct pay permit or other exemption documentation acceptable to Licensee and the appropriate taxing jurisdiction. Licensee shall be responsible for remitting the sales and/or use taxes collected from ETC to the proper taxing jurisdictions. Licensee reserves the right to bill sales and/or use taxes at a later date if it is determined that a resale certificate, direct pay permit or other exemption documentation previously accepted by Licensee is not honored by the taxing jurisdiction, or if an assessment or adjustment is made under audit.

         11.2 Remedies Cumulative. It is agreed that the rights and remedies herein provided in case of default or breach of this Agreement are cumulative and shall not affect in any manner any other remedies that any party may have by reason of such default or breach. The exercise of any right or remedy herein provided shall be without prejudice to the right to exercise any other right or remedy provided herein, at law, or in equity.



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

         11.3 Notice. Any notice required or permitted to be given hereunder shall be in writing and shall be sent by facsimile transmission, or by first class certified mail, postage prepaid, or by overnight courier service, charges prepaid, to the party notified, addressed to such party at the address set forth below, or sent by facsimile to the fax number set forth below, or such other address or fax number as such party may have substituted by written notice to the other parties. The sending of such notice with confirmation of receipt thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by mail or by overnight courier service) shall constitute the giving thereof:

                  If to Licensee:   Thomson multimedia Inc.
                                    10330 North Meridian St. ***
                                    Indianapolis, IN 46290
                                    Attn: David Spomer, Vice President
                                    ***

                  With a copy to:   Thomson multimedia, Inc.
                                    10330-No. Meridian St.
                                    Indianapolis, IN 46290
                                    Attn: Jay Wagner, Associate General Counsel

                  If to ETC:        EchoStar Technologies Corporation
                                    90 Inverness Circle East
                                    Englewood, Colorado 80112
                                    Attn: Mark Jackson, Senior Vice President
                                    ***

                  With a copy to:   EchoStar Technologies Corporation
                                    90 Inverness Circle East
                                    Englewood, Colorado 80112
                                    Attn: David K. Moskowitz, Senior Vice
                                    President and General Counsel
                                    ***

                  If to ESC:        EchoStar Satellite Corporation
                                    5701 S. Santa Fe Drive
                                    Littleton, Colorado 80120
                                    Attn: James DeFranco, Executive Vice
                                    President
                                    ***




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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                  With a copy to:   EchoStar Satellite Corporation
                                    5701 S. Santa Fe Drive
                                    Littleton, Colorado 80120
                                    Attn: David K. Moskowitz, Senior Vice
                                    President and General Counsel
                                    ***

         11.4 Independent Contractors. This Agreement and the transactions contemplated hereby are not intended to create an agency, partnership or joint venture relationship between the parties, or confer any benefit on any third party. All agents and employees of each party shall be deemed to be that party agents and employees exclusively, and the entire management, direction, and control thereof shall be vested exclusively in such party. Each party, its agents and employees, shall not be entitled to any benefits, privileges or compensation given or extended by the other party to its employees.

         11.5 Amendment. Except as expressly provided to the contrary by this Agreement, no waiver or modification of any of the terms or conditions of this Agreement shall be effective unless in writing and signed by both parties.

         11.6 No Implied Waiver. Neither the waiver by a Party of a breach of or a default under any of the provisions of this Agreement, nor the failure of a Party, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, remedy or privilege hereunder, shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights, remedies or privileges hereunder. No failure or delay on the part of a Party in exercising any right, power or privilege hereunder, and no course of dealing between the Parties, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No change, waiver or discharge hereof shall be valid unless in writing and signed by an authorized representative of the Party against whom such change, waiver or discharge is sought to be enforced. A waiver by any Party of any of the covenants, conditions or contracts to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition or contract herein contained.

         11.7 Entire Agreement. This Agreement sets forth the entire, final and complete understanding between the parties hereto relevant to the subject matter of this Agreement, and it supersedes and replaces all previous understandings or agreements, written, oral, or implied, relevant to the subject matter of this Agreement made or existing before the date of this Agreement, including without limitation the Memorandum OEM Manufacturing Agreement dated January 9, 2002, by and among ESC, ETC and Licensee (the "MOEMMA"), but excluding any non-disclosure agreements previously




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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

execute between any or all of the parties hereto, which shall remain in full force and effect. Except as expressly provided by this Agreement, no waiver or modification of any of the terms or conditions of this Agreement shall be effective unless in writing and signed by both parties.

         11.8 Force Majeure. Neither party shall be liable to the other party for nonperformance or delay in performance of any of its obligations under this Agreement due to causes reasonably beyond its control or which cause makes performance a commercial impracticability, including act of God, fire, explosion, flood, windstorm, earthquake, trade embargoes, strikes, labor troubles or other industrial disturbances, accidents, governmental regulations, riots, and insurrections ("Force Majeure"). Upon the occurrence of a Force Majeure condition, the affected party shall immediately notify the other party with as much detail as possible and shall promptly inform the other party of any further developments. Immediately after the Force Majeure event is removed or abates, the affected party shall perform such obligations with all due speed. Neither party shall be deemed in default of this Agreement if a delay or other breach is caused by a Force Majeure event. If a Force Majeure event is expected to continue for more than three (3) months, any party may terminate this Agreement by providing thirty (30) days prior written notice to the other parties. Such termination shall be without any continuing liabilities or obligations on the part of one party to the other of any kind except as expressly set forth herein.

         11.9 Severability. If any term or provision herein, or the application thereof to any person, entity, or circumstances shall to any extent be invalid or unenforceable in any pertinent jurisdiction, the remainder hereof shall not be affected thereby but shall be valid and enforceable as if the invalid term or provision were not a part hereof.

         11.10 Headings. The descriptive headings contained in this Agreement are included for convenience and reference only and shall not be held to expand, modify, amplify or aid in the interpretation, construction or meaning of this Agreement.

         11.11 Assignment. ETC and ESC may assign their respective rights and delegate their respective duties under this Agreement in whole or in part at any time; provided that the assignee is at least as creditworthy on such date of assignment as the EchoStar Parties are on the date first set forth above. Except as otherwise set forth to the contrary herein, Licensee may not assign any rights or delegate any duties under this Agreement without the prior written consent of ETC and ESC, which consent may be withheld in their sole judgment. Any attempt to do so without such consent shall be void.

         11.12 Compliance with Law. The parties shall comply with, and agree that this Agreement is subject to, all applicable federal, state, and local laws, rules and



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

regulations, and all amendments thereto, now enacted or hereafter promulgated in force during the term of this Agreement.

         11.13 General Provisions. The terms and conditions attached as exhibits hereto are fully incorporated into this Agreement.


         11.14 Counterparts. This Agreement may be signed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         11.15 Survival. In addition to the provisions of this Agreement that survive by their express terms, the following provisions shall survive expiration or termination of this Agreement for a reasonable period of time under the circumstances: Sections 2.6 (with respect to in-warranty and out-of-warranty service and repair), 2.9, 2.15, 3.13, 3.14, 5.4.2, 7.1, 9, 10,
11.1, and 11.3. In addition, any provision of this Agreement which logically would be expected to survive termination or expiration of the Agreement shall survive for a reasonable period of time under the circumstances.

         11.16 Trademark Agreement. The Parties shall mutually agree to a trademark agreement (the "Trademark Agreement") to be attached as Exhibit E hereto on or before July 15, 2002.




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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives as of the date first written above.


ECHOSTAR SATELLITE CORPORATION


By:
         -----------------------------------------
         David K. Moskowitz
         Senior Vice President and General Counsel


ECHOSTAR TECHNOLOGIES CORPORATION


By:
         -----------------------------------------
         David K. Moskowitz
         Senior Vice President and General Counsel


THOMSON MULTIMEDIA INC. (LICENSEE)


By:
         -----------------------------------------
         David Spomer
         Vice President



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                                  EXHIBIT LIST

EXHIBIT A                  TRADEMARK USAGE GUIDELINES

EXHIBIT B                  INCENTIVIZED RETAILER AGREEMENT

EXHIBIT C                  NET EFFECTIVE ROYALTY RATES

EXHIBIT D                  LICENSEE RETAILERS

EXHIBIT E                  TRADEMARK AGREEMENT



                                      -59-
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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                                    EXHIBIT A

                           TRADEMARK USAGE GUIDELINES




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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                                    EXHIBIT B

                         INCENTIVIZED RETAILER AGREEMENT




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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                                    EXHIBIT C

                           NET EFFECTIVE ROYALTY RATES

                           Net Effective
Technology                 Royalty per Receiver

                           ***



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                                    EXHIBIT D

                               LICENSEE RETAILERS

                    [TO BE ATTACHED PURSUANT TO SECTION 4.1]



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.

                                    EXHIBIT E

                               TRADEMARK AGREEMENT

TO BE AGREED TO ON OR BEFORE JULY 15, 2002.



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redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24.b-2 under the Securities Exchange Act.